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                                 GTE CORPORATION


                                       AND


                              THE BANK OF NEW YORK

                                     TRUSTEE


                                  ------------


                                    INDENTURE

                          Dated as of December 1, 1996

                                  ------------



                                   Securities


 -----------------------------------------------------------------------------

                              CROSS-REFERENCE TABLE


   Trust Indenture Act                                      Section of
   of 1939, as amended                                       Indenture

      Section 310(a)  ...................................      7.09
              310(b)  ...................................      7.08
                                                               7.10
              310(c)  ...................................    Inapplicable
              31l(a)  ...................................      7.13(a)
              31l(b)  ...................................      7.13(b)
              311(c)  ...................................    Inapplicable
              312(a)  ...................................      5.01
                                                               5.02(a)
              312(b)  ...................................      5.02(b)
              312(c)  ...................................      5.02(c)
              313(a)  ...................................      5.04(a)
              313(b)  ...................................      5.04(b)
              313(c)  ...................................      5.04(a)
                                                               5.04(b)
              313(d)  ...................................      5.04(c)
              314(a)  ...................................      5.03
              314(b)  ...................................    Inapplicable
              314(c)  ...................................     13.06
              314(d)  ...................................    Inapplicable
              314(e)  ...................................     13.06
              314(f)  ...................................    Inapplicable
              315(a)                                           7.01(a)
                                                               7.02
              315(b)  ...................................      6.07
              315(c)  ...................................      7.01
              315(d)  ...................................      7.01(b)
                                                               7.01(c)
              315(e)  ...................................      6.08
              316(a)  ...................................      6.06
                                                               8.04
              316(b)  ...................................      6.04
              316(c)  ...................................      8.01
              317(a)  ...................................      6.02
              317(b)  ...................................      4.04
              318(a)  ...................................     13.08

                               TABLE OF CONTENTS*


                                                                  Page

PARTIES......................................................        1

RECITALS:
      Purpose of Indenture...................................        1
      Compliance with legal requirements.....................        1
      Purpose of and consideration for Indenture.............        1

                                  ARTICLE ONE
                                  DEFINITIONS

SECTION 1.01. Certain terms defined; other terms defined in
              Trust Indenture Act of 1939, as amended or by
              reference therein in Securities Act of 1933,
              as amended, to have meanings therein assigned.....     2


         Additional Amounts.....................................     2
         Authenticating Agent...................................     2
         Board of Directors.....................................     2
         Board Resolution.......................................     2
         Business Day...........................................     2
         Certificate............................................     3
         Corporate Trust Office.................................     3
         Corporation............................................     3
         Default................................................     3
         Depository.............................................     3
         Dollar or $............................................     3
         Event of Default.......................................     3
         Global Security........................................     3
         Governmental Obligations...............................     4
         Indenture..............................................     4
         Interest Payment Date..................................     4
         Officers' Certificate..................................     4
         Opinion of Counsel.....................................     4
         Outstanding............................................     4
         Predecessor Security...................................     5
         Responsible Officer....................................     5
         Security or Securities.................................     5
         Securityholder.........................................     5
         Sinking Fund Payment...................................     6
         Sinking Fund Payment Date..............................     6
         Sinking Fund Redemption Date...........................     6
         Sinking Fund Redemption Price..........................     6
         Subsidiary.............................................     6
         Trustee................................................     6
         Trust Indenture Act of 1939, as amended................     7


  * This Table of Contents does not constitute part of the Indenture and should not have any bearing upon the interpretation of any of its terms and provisions.

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                                   ARTICLE TWO
         ISSUE, DESCRIPTION, TERMS, EXECUTION, REGISTRATION AND EXCHANGE
                                  OF SECURITIES

SECTION 2.01.  Designation, terms, amount, authentication
               and delivery of Securities....................              7

SECTION 2.02.  Form of Securities and Trustee's
               certificate...................................              9

SECTION 2.03.  Date and denominations of Securities,
               and provisions for payment of principal,
               premium and interest..........................              9

SECTION 2.04.  Execution of Securities.......................             11

SECTION 2.05.  Exchange of Securities........................             11

               Registration and transfer of
               Securities....................................             12

               Securities to be accompanied by proper
               instruments of transfer.......................             12

               Charges upon exchange, transfer or
               registration of Securities....................             12

               Restrictions on transfer or exchange
               at time of redemption.........................             12

SECTION 2.06.  Temporary Securities..........................             13

SECTION 2.07.  Mutilated, destroyed, lost or stolen
               Securities....................................             13

SECTION 2.08.  Cancellation of surrendered
               Securities....................................             14

SECTION 2.09.  Provisions of Indenture and Securities
               for sole benefit of parties and
               Securityholders...............................             14

SECTION 2.10.  Appointment of Authenticating
               Agent.........................................             14

SECTION 2.11.  Securities Issuable in the Form of a
               Global Security...............................             15

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                                  ARTICLE THREE
              REDEMPTION OF SECURITIES AND SINKING FUND PROVISIONS


SECTION 3.01.  Redemption of Securities......................             16

SECTION 3.02.  Notice of redemption..........................             16

               Selection of Securities in case less
               than all Securities to be redeemed............             17

SECTION 3.03.  When Securities called for redemption
               become due and payable........................             17

               Receipt of new Security upon partial
               payment.......................................             17

SECTION 3.04.  Sinking Fund for Securities.........                       18

SECTION 3.05.  Notice to Trustee; Redemption of
               Securities....................................             18

SECTION 3.06.  Right of Corporation to anticipate
               Sinking Fund..................................             19

SECTION 3.07.  General redemption rights not
               limited.......................................             19


                                  ARTICLE FOUR
                     PARTICULAR COVENANTS OF THE CORPORATION


SECTION 4.01.  Payment of principal of (and premium,
               if any) and interest on Securities............             20

SECTION 4.02.  Maintenance of office or agency for
               payment of Securities; designation of
               office or agency for payment,
               registration, transfer and exchange of
               Securities....................................             20

                                                                          Page


SECTION 4.03.  (a)  Duties of paying agent...................              20
               (b)  Corporation as paying agent..............              21
               (c)  Holding sums in trust....................              21

SECTION 4.04.  Appointment to fill vacancy in office
               of Trustee....................................              21

SECTION 4.05.  Covenant against certain prior
               liens.........................................              21

SECTION 4.06.  Restriction on consolidation, merger
               or sale.......................................              22



                                  ARTICLE FIVE
              SECURITYHOLDERS' LISTS AND REPORTS BY THE CORPORATION
                                 AND THE TRUSTEE


SECTION 5.01.  Corporation to furnish Trustee
               information as to names and addresses
               of Securityholders............................              22

SECTION 5.02.  (a)  Trustee to preserve information as
                    to names and addresses of
                    Securityholders received by it in
                    capacity of paying agent.................              23

                    Trustee may destroy list of
                    Securityholders on certain
                    conditions...............................              23

               (b)  Trustee to make information as to
                    names and addresses of Security-
                    holders available to "applicants"
                    or mail communications to
                    Securityholders in certain
                    circumstances............................              23

                    Procedure if Trustee elects not
                    to make information available to
                    applicants...............................              23

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                                        v


                                                                         Page

               (c)  Corporation and Trustee not
                    accountable for disclosure of
                    information..............................              24

SECTION 5.03.  (a)  Annual and other reports to be
                    filed by Corporation with
                    Trustee..................................              24

               (b)  Additional information and
                    reports to be filed with Trustee
                    and Securities and Exchange
                    Commission...............................              24


               (c)  Summaries of information and
                    reports to be transmitted
                    by Corporation to
                    Securityholders..........................              24

               (d)  Annual Certificate to be furnished
                    to the Trustee...........................              24

SECTION 5.04.  (a)  Trustee to transmit annual report
                    to Securityholders.......................              25

               (b)  Trustee to transmit certain further
                    reports to Securityholders...............              26

               (c)  Copies of reports to be filed with
                    stock exchanges and Securities
                    and Exchange Commission..................              26


                                   ARTICLE SIX
                   REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                              UPON EVENT OF DEFAULT


SECTION 6.01.  Events of Default defined.....................              26

               Acceleration of maturity upon Event
               of Default....................................              27

               Waiver of default and rescission of
               declaration of maturity.......................              27

               Restoration of former position and
               rights upon curing default....................              27


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                                       vi


                                                                         Page

SECTION 6.02.  Covenant of Corporation to pay to
               Trustee whole amount due on Securities
               on default in payment of interest or
               principal (and premium, if any)...............             28

               Trustee may recover judgment for whole
               amount due on Securities on failure of
               Corporation to pay............................             28

               Filing of proof of claim by Trustee
               in bankruptcy, reorganization or
               receivership proceedings......................             28

               Rights of action and of asserting claims
               may be enforced by Trustee without
               possession of Securities......................             29

SECTION 6.03.  Application of moneys collected by
               Trustee.......................................             29


SECTION 6.04.  Limitation on suits by holders of
               Securities....................................             29

SECTION 6.05.  Remedies cumulative...........................             30

               Delay or omission in exercise of rights
               not waiver of default.........................             30

SECTION 6.06.  Rights of holders of majority in principal
               amount of Securities to direct Trustee
               and to waive defaults.........................             30

SECTION 6.07.  Trustee to give notice of defaults known
               to it, but may withhold in certain
               circumstances.................................             31

SECTION 6.08.  Requirements of an undertaking to pay
               costs in certain suits under Indenture
               or against Trustee............................             31

                                                                    Page

                                  ARTICLE SEVEN
                             CONCERNING THE TRUSTEE

SECTION 7.01.  Upon Event of Default occurring and
               continuing, Trustee shall exercise
               powers vested in it, and use same
               degree of care and skill in their
               exercise, as prudent individual
               would use.....................................       32

               Trustee not relieved from liability for
               negligence or willful misconduct except as
               provided in this Section ......................      32

               (a)  Prior to Event of Default and after
                    the curing of all Events of Default
                    which may have occurred..................       32

               (1)  Trustee not liable except for
                    performance of duties
                    specifically set forth...................       32

               (2)  In absence of bad faith,
                    Trustee may conclusively
                    rely on certificates or
                    opinions furnished it here-
                    under, subject to duty to
                    examine the same if specifically
                    required to be furnished to
                    it......................................        32

              (b)  Trustee not liable for error of
                   judgment made in good faith by
                   responsible officer unless Trustee
                   negligent................................        32

              (c)  Trustee not liable for action
                   or non-action in accordance
                   with direction of holders of
                   majority in principal amount of
                   Securities................................       32

              (d)  Trustee need not expend own funds
                   without adequate indemnity................       32


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                                      viii


                                                                          Page

SECTION 7.02.  Subject to provisions of Section 7.01:

               (a)  Trustee may rely on documents
                    believed genuine and properly
                    signed or presented......................              33

               (b)  Sufficient evidence by certain
                    instruments provided for.................              33

               (c)  Trustee may consult with counsel
                    and act on advice or Opinion of
                    Counsel..................................              33

               (d)  Trustee may require indemnity from
                    Securityholders..........................              33

               (e)  Trustee not liable for actions
                    in good faith believed to be
                    authorized...............................              33

               (f)  Prior to Event of Default Trustee
                    not bound to investigate facts or
                    matters stated in certificates, etc.,
                    unless requested in writing by
                    Securityholders..........................              33

               (g)  Trustee may perform duties directly
                    or through agents or attorneys...........              34

SECTION 7.03.  Trustee not liable for recitals in
               Indenture or in Securities....................              34

               No representations by Trustee as to
               validity of Indenture or of
               Securities....................................              34

               Trustee not accountable for use of
               Securities or proceeds........................              34

SECTION 7.04.  Trustee, paying agent or Security
               registrar may own Securities..................              34

SECTION 7.05.  Moneys received by Trustee to be held in
               trust without interest........................              34

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                                       ix


                                                                     Page


SECTION 7.06.  Trustee entitled to compensation,
               reimbursement and indemnity...................          34

               Obligations to Trustee to be secured
               by lien prior to Securities...................          34

SECTION 7.07.  Right of Trustee to rely on certificate
               of officers of Corporation where no other
               evidence specifically prescribed..............          35

SECTION 7.08.  (a)  Trustee acquiring conflicting
                    interest to eliminate conflict or
                    resign...................................          35

               (b)  Notice to Securityholders in case
                    of failure to comply with
                    subsection (a)...........................          35

               (c)  Definition of conflicting
                    interest.................................          35

               (d)  Definition of certain terms..............          39

               (e)  Calculation of percentages of
                    Securities...............................          40

               (f)  Trustee resignation not required
                    under certain circumstances..............          41

SECTION 7.09.  Requirements for eligibility of
               Trustee.......................................          41

SECTION 7.10.  (a)  Resignation of Trustee and
                    appointment of successor.................          41

               (b)  Removal of Trustee by Corporation
                    or by court on Securityholders'
                    application..............................          42

               (c)  Removal of Trustee by holders of
                    majority in principal amount of
                    Securities...............................          42

               (d)  Time when resignation or removal
                    of Trustee effective.....................          42

               (e)  One Trustee for each series..............          42

                                                                     Page


SECTION 7.11.  (a)  Acceptance by successor to Trustee.......         42

               (b)  Trustee with respect to less than
                    all series...............................         43

               (c)  Corporation to confirm Trustee's
                    rights...................................         43

               (d)  Successor Trustee to be qualified........         43

               (e)  Notice of succession.....................         44

SECTION 7.12.  Successor to Trustee by merger,
               consolidation or succession to
               business......................................         44

SECTION 7.13.  (a) Limitations on rights of Trustee
                   as a creditor to obtain payment of
                   certain claims within four months
                   prior to default or during default,
                   or to realize on property as such
                   creditor thereafter.......................         44

               (b) Certain creditor relationships
                   excluded..................................         46

               (c) Definition of certain terms...............         47


                                  ARTICLE EIGHT
                         CONCERNING THE SECURITYHOLDERS


SECTION 8.01.  Evidence of action by Securityholders.........         47

SECTION 8.02.  Proof of execution of instruments
               and of holding of Securities..................         48

SECTION 8.03.  Who may be deemed owners of
               Securities....................................         48

SECTION 8.04.  Securities owned by Corporation or
               controlled or controlling companies
               disregarded for certain purposes..............         49

SECTION 8.05.  Instruments executed by Securityholders
               bind future holders...........................         49

SECTION 8.06.  Foreign Securities............................         49

                                                                           Page


                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES

SECTION 9.01.  Purposes for which supplemental indenture
               may be entered into without consent of
               Securityholders...............................               50


SECTION 9.02.  Modification of Indenture with consent of
               Securityholders...............................               51

SECTION 9.03.  Effect of supplemental indentures.............               51

SECTION 9.04.  Securities may bear notation of changes
               by supplemental indentures....................               52

SECTION 9.05.  Opinion of Counsel............................               52


                                   ARTICLE TEN
                         CONSOLIDATION, MERGER AND SALE


SECTION 10.01.  Consolidations or mergers of Corporation
                and sales or conveyances of property of
                Corporation permitted........................               52

                Assumption of obligations of Corporation
                by successor company or transferee...........               52

SECTION 10.02.  Rights and duties of successor
                corporation..................................               52

                Appropriate changes may be made in
                phraseology and form of Securities...........               53

                Corporation may consolidate or merge
                into itself or acquire properties of
                other corporations...........................               53

SECTION 10.03.  Opinion of Counsel...........................               53

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                                       xii


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
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                                 ARTICLE ELEVEN
                    SATISFACTION AND DISCHARGE OF INDENTURE;
                                UNCLAIMED MONEYS

SECTION 11.01.  Satisfaction and discharge of
                Indenture....................................                       53

SECTION 11.02.  Discharge of Corporation's
                Obligations..................................                       54

SECTION 11.03.  Application by Trustee of funds
                deposited for payment of Securities...........                      54

SECTION 11.04.  Repayment of moneys held by paying
                agent.........................................                      54

SECTION 11.05.  Repayment of moneys held by
                Trustee.......................................                      54


                                 ARTICLE TWELVE
                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                             OFFICERS AND DIRECTORS


SECTION 12.01.  Incorporators, stockholders, officers and
                directors of Corporation exempt from
                individual liability.........................                       55


                                ARTICLE THIRTEEN
                                SUNDRY PROVISIONS


SECTION 13.01.  Successors and assigns of Corporation
                bound by Indenture...........................                       55

SECTION 13.02.  Acts of board, committee or officer of
                successor corporation valid..................                       55

SECTION 13.03.  Surrender of powers by Corporation...........                       55

SECTION 13.04.  Required notices or demands may be
                served by mail...............................                       55

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                                      xiii


                                                                            Page

SECTION 13.05.  Indenture and Securities to be
                construed in accordance with laws of
                the State of New York........................                56

SECTION 13.06.  Officers' Certificate and Opinion of
                Counsel to be furnished upon applications
                or demands by Corporation....................                56

                Statements to be included in each
                certificate or opinion with respect
                to compliance with condition or
                covenant.....................................                56

SECTION 13.07.  Payments due on Sundays or
                holidays.....................................                57

SECTION 13.08.  Provisions required by Trust Indenture
                Act of 1939 to control.......................                57

SECTION 13.09.  Indenture may be executed in
                counterparts.................................                57

SECTION 13.10.  Separability of Indenture
                provisions...................................                57


ACCEPTANCE OF TRUST BY TRUSTEE...............................                58

TESTIMONIUM..................................................                58

SIGNATURES AND SEALS.........................................                58

ACKNOWLEDGMENTS..............................................                59

         THIS INDENTURE, dated as of the 1st day of December, 1996 between GTE CORPORATION, a corporation duly organized and existing under the laws of the State of New York (hereinafter sometimes referred to as the "Corporation"), and THE BANK OF NEW YORK, a banking corporation duly organized and existing under the laws of the State of New York (hereinafter sometimes referred to as the "Trustee"):

         WHEREAS, for its lawful corporate purposes, the Corporation has duly authorized the issuance of unsecured securities, debentures, notes or other evidences of indebtedness (hereinafter referred to as the "Securities"), in an unlimited aggregate principal amount to be issued from time to time in one or more series as in this Indenture provided as registered Securities without coupons, to be authenticated by the certificate of the Trustee;

         WHEREAS, to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered, the Corporation has duly authorized the execution of this Indenture;

         WHEREAS, the Securities and the certificate of authentication to be borne by the Securities are to be substantially in such forms as may be approved by the Board of Directors or set forth in any indenture supplemental to this Indenture;

         AND WHEREAS, all acts and things necessary to make the Securities issued pursuant hereto, when executed by the Corporation and authenticated and delivered by the Trustee as in this Indenture provided, the valid, binding and legal obligations of the Corporation, and to constitute these presents a valid indenture and agreement according to its terms, have been done and performed or will be done and performed prior to the issuance of such Securities, and the execution of this Indenture and the issue hereunder of the Securities have been or will be prior to issuance in all respects duly authorized, and the Corporation, in the exercise of the legal right and power in it vested, executes this Indenture and proposes to make, execute, issue and deliver the Securities;

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         That in order to declare the terms and conditions upon which the Securities are and are to be authenticated, issued and delivered, and in consideration of the premises, of the purchase and acceptance of the Securities by the holders thereof and of the sum of one dollar ($1.00) to it duly paid by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledged, the Corporation covenants and agrees with the Trustee, for the equal and proportionate benefit (subject to the provisions of this Indenture) of the respective holders from time to time of the Securities, without any discrimination, preference or priority of any one Security over any other by reason of priority in the time of issue, sale or negotiation thereof, or otherwise, except as provided herein, as follows:

                                  ARTICLE ONE.

                                  Definitions.


         SECTION 1.01. The terms defined in this Section (except as in this Indenture otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section . All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939, as amended, or which are by reference in such Act defined in the Securities Act of 1933, as amended (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of the execution of this instrument.

Additional Amounts:

         The term "Additional Amounts" shall mean, with respect to any series of Securities, the additional amounts which are required by the Securities of such series, or by or pursuant to a Board Resolution under circumstances specified therein, to be paid by the Corporation in respect of certain taxes imposed on certain holders and which are owing to such holders.

Authenticating Agent:

         The term "Authenticating Agent" means an authenticating agent with respect to all or any of the series of Securities, as the case may be, appointed with respect to all or any series of the Securities, as the case may be, by the Trustee pursuant to Section 2.10.

Board of Directors:

         The term "Board of Directors", when used with reference to any corporation, shall mean the Board of Directors of such corporation, or an Executive or Special Committee of such Board.

Board Resolution:

         The term "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Corporation to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

Business Day:

         The term "business day" shall mean any day other than a day on which banking institutions in the Borough of Manhattan, the City and State of New York are authorized or obligated by law or executive order to close.

Certificate:

         The term "Certificate" shall mean a certificate signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Corporation. The Certificate need not comply with the provisions of Section 13.06.

Corporate Trust Office:

         The term "Corporate Trust Office" shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Indenture is located at 101 Barclay Street, New York, N.Y. 10286, Attention: Corporate Trust
- Trustee Administration.

Corporation:

         The term "Corporation" shall mean GTE Corporation, a New York corporation, and, subject to the provisions of Article Ten, shall also include its successors and assigns.

Default:

         The term "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

Depository:

         The term "Depository" shall mean, with respect to Securities of any series for which the Corporation shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Securities and Exchange Act of 1934, as amended, or other applicable statute or regulation, which, in each case, shall be designated by the Corporation pursuant to either Section 2.01 or 2.11.

Dollar or $:

         The term "Dollar" or "$" shall mean a dollar or other equivalent unit in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public or private debt.

Event of Default:

         The term "Event of Default" with respect to Securities of a particular series shall mean any event specified in Section 6.01, continued for the period of time, if any, therein designated.

Global Security:

         The term "Global Security" shall mean, with respect to any series of Securities, one or more Securities of such series executed by the Corporation and authenticated and delivered by the Trustee to the Depository or pursuant to the Depository's instruction, all in accordance with this Indenture, which shall be registered in the name of the Depository or its nominee.

Governmental Obligations:

         The term "Governmental Obligations" shall mean direct obligations of the U.S. Government; obligations guaranteed by the U.S. Government; securities that are backed by U.S. government obligations as collateral under an arrangement by which the interest and principal payments on the collateral generally flow immediately through to the holder of the security; or other securities permitted to be used for the purposes of extinguishment of debt by the Securities and Exchange Commission or the Financial Accounting Standards Board.

Indenture:

         The term "Indenture" shall mean this instrument as originally executed, or, if amended or supplemented as herein provided, as so amended or supplemented.

Interest Payment Date:

         The term "interest payment date" when used with respect to any installment of interest on a Security of a particular series shall mean the date specified in such Security or in a Board Resolution or in an indenture supplemental hereto with respect to such series as the fixed date on which an installment of interest with respect to Securities of that series is due and payable.

Officers' Certificate:

         The term "Officers' Certificate" shall mean a certificate signed by the Chairman, the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Controller or an Assistant Controller or the Secretary or an Assistant Secretary of the Corporation. Each such certificate shall include the statements provided for in Section 13.06, if and to the extent required by the provisions thereof.

Opinion of Counsel:

         The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who shall be satisfactory to the Trustee and who may be an employee of or counsel for the Corporation. Each such opinion shall include the statements provided for in Section 13.06, if and to the extent required by the provisions thereof.

Outstanding:

         The term "outstanding", when used with reference to Securities of any series, shall, subject to the provisions of Section 8.04, mean, as of any particular time, all Securities of that series theretofore authenticated and delivered by the Trustee under this Indenture, except

          (a) Securities theretofore cancelled by the Trustee or any paying agent or delivered to the Trustee or any paying agent cancelled or for cancellation;

          (b) Securities or portions thereof for the payment or redemption of which moneys or Governmental Obligations in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Corporation) or shall have been set aside and segregated in trust by the Corporation (if the Corporation shall act as its own paying agent), provided, however, that if such Securities or portions of such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as in Article Three provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

          (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.07 and Securities alleged to have been destroyed, lost or stolen which have been paid pursuant to the terms of Section 2.07.

Predecessor Security:

         The term "Predecessor Security" of any particular Security shall mean every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.07 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

Responsible Officer:

         The term "responsible officer" when used with respect to the Trustee shall mean the chairman of the board of directors, the president, any vice president, the secretary, the treasurer, any trust officer, any corporate trust officer or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

Security or Securities:

         The term "Security" or "Securities" shall mean any Security or Securities, as the case may be, authenticated and delivered under this Indenture.

Securityholder:

         The term "Securityholder", "holder of Securities", "registered holder", or other similar term, shall mean the person or persons in whose name or names a particular Security shall be registered on the books of the Corporation kept for that purpose in accordance with the terms of this Indenture.

Sinking Fund Payment:

         The term "Sinking Fund Payment" when used with respect to a particular series of Securities for which a sinking fund has been established shall mean the amount to be paid by the Corporation, as set forth in a Board Resolution or indenture supplemental hereto, on each Sinking Fund Payment Date established for that series.

Sinking Fund Payment Date:

         The term "Sinking Fund Payment Date" when used with respect to a particular series of Securities for which a sinking fund has been established shall mean the date or dates established pursuant to a Board Resolution or set forth in an indenture supplemental hereto on which the Corporation is required to make a Sinking Fund Payment.

Sinking Fund Redemption Date:

         The term "Sinking Fund Redemption Date" when used with respect to a particular series of Securities for which a sinking fund has been established shall mean the date or dates established pursuant to a Board Resolution or set forth in an indenture supplemental hereto on which the Corporation is required to redeem an amount of such Securities at the price fixed for the redemption of Securities of that series on that date.

Sinking Fund Redemption Price:

         The term "Sinking Fund Redemption Price" when used with respect to a particular series of Securities for which a sinking fund has been established shall mean the price set forth in a Board Resolution or in an indenture supplemental hereto at which the Corporation is required to redeem Securities of that series on each Sinking Fund Redemption Date established for that series.

Subsidiary:

         The term "Subsidiary" shall mean any corporation at least a majority of whose outstanding voting stock shall at the time be owned by the Corporation or by one or more Subsidiaries or by the Corporation and one or more Subsidiaries. For the purposes only of this definition of the term "Subsidiary", the term "voting stock", as applied to the stock of any corporation, shall mean stock of any class or classes having ordinary voting power for the election of a majority of the directors of such corporation, other than stock having such power only by reason of the occurrence of a contingency.

Trustee:

         The term "Trustee" shall mean The Bank of New York and, subject to the provisions of Article Seven, shall also include its successors and assigns, and, if at any time there is more than one person acting in such capacity hereunder, "Trustee" shall mean each such person. The term "Trustee" as used with respect to a particular series of the Securities shall mean the trustee with respect to that series.

Trust Indenture Act of 1939, as amended:

         The term "Trust Indenture Act of 1939, as amended", subject to the provisions of Sections 9.01, 9.02, and 10.01, shall mean the Trust Indenture Act of 1939 as in force at the date of execution of this Indenture.


                                  ARTICLE TWO.

                      Issue, Description, Terms, Execution,
                    Registration and Exchange of Securities.


         SECTION 2.01. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series up to the aggregate principal amount of Securities of that series from time to time authorized by or pursuant to a Board Resolution or pursuant to one or more indentures supplemental hereto, prior to the initial issuance of Securities of a particular series. Prior to the initial issuance of Securities of any series, there shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto:

         (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

         (2) any limit upon the aggregate principal amount of the Securities of that series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of that series);

         (3) the date or dates on which the principal of the Securities of the series is payable;

         (4) the rate or rates at which the Securities of the series shall bear interest or the manner of calculation of such rate or rates, if any, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable or the manner of determination of such interest payment dates;

         (5) the period or periods within which, the price or prices at which and the terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Corporation;

         (6) the obligation, if any, of the Corporation to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions (including payments made in cash in anticipation of future sinking fund obligations) or at the option of a holder thereof and the period or periods within which, the price or prices at which, and the terms and conditions upon which, Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

         (7) the form of the Securities of the series including the form of the certificate of authentication for such series;

         (8) if other than denominations of $1,000 or any integral multiple thereof, the denominations in which the Securities of the series shall be issuable;

         (9) the coin or currency, including composite currencies, in which payment of the principal of (and premium, if any), or interest on, or any Additional Amounts in respect of, the Securities of the series shall be payable (if other than in Dollars);

         (10) if the principal of (and premium, if any), or interest on, or any Additional Amounts in respect of, the Securities of the series are to be payable, at the election of the Corporation or a holder thereof, in a coin or currency, including composite currencies, other than that in which the Securities of the Series are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

         (11) if the amount of payments of principal of (and premium, if any), or interest on, or any Additional Amounts in respect of, the Securities of the series may be determined with reference to an index, formula or other method based on a coin or currency, including composite currencies, other than that in which the Securities of the series are stated to be payable, the manner in which such amounts shall be determined;

         (12) whether and under the circumstances the Corporation will pay Additional Amounts on the Securities of the series in respect of specified taxes, assessments or other governmental charges withheld or deducted and, if so, whether the Corporation will have the option to redeem those Securities rather than pay the Additional Amounts;

         (13) whether the Securities of the series are issuable as a Global Security and, in such case, the identity of the Depository for such series; and

         (14) any and all other terms with respect to such series (which terms shall not be inconsistent with the terms of this Indenture).

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to any such Board Resolution or in any indentures supplemental hereto.

         If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Corporation and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

         SECTION 2.02. The Securities of any series and the Trustee's certificate of authentication to be borne by such Securities shall be substantially of the tenor and purport as set forth in one or more indentures supplemental hereto or as provided in the Board Resolution and as set forth in an Officers' Certificate, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Securities of that series may be listed, or to conform to usage.

         SECTION 2.03. The Securities shall be issuable as registered Securities and, except for any Global Security, in the denominations of $1,000 or any multiple thereof (or the equivalent thereof in a coin or currency, including composite currency, other than Dollars). The Securities of a particular series shall bear interest payable on the dates and at the rate specified with respect to that series. The principal of and the interest on, and any Additional Amounts in respect of, the Securities of any series, as well as any premium thereon in case of redemption thereof prior to maturity, shall be payable in the coin or currency, including composite currency, permitted with respect to that series, at the office or agency of the Corporation maintained for that purpose in the Borough of Manhattan, the City and State of New York. Each Security shall be dated the date of its authentication.

         Unless otherwise set forth in a Board Resolution or one or more indentures supplemental hereto establishing the terms of any series of Securities pursuant to Section 2.01 hereof, interest on the Securities shall be computed on the basis of a 360-day year composed of twelve 30-day months; provided that interest on Securities bearing interest of a floating rate shall be computed on the basis of a year of 365 or 366 days, as appropriate, for the actual number of days elapsed.

         The interest installment on any Security which is payable, and is punctually paid or duly provided for, on any interest payment date for Securities of that series shall be paid to the person in whose name said Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest installment. In the event that any Security of a particular series or portion thereof is called for redemption and the redemption date is subsequent to a regular record date with respect to any interest payment date and prior to such interest payment date, interest on such Security will be paid upon presentation and surrender of such Security as provided in Section 3.03.

         Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any interest payment date for Securities of the same series (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant regular record date by virtue of having been such holder; and such Defaulted Interest may be paid by the Corporation at its election, as provided in clause (1) or clause (2) below:

                  (1) The Corporation may elect to make payment of any Defaulted Interest on Securities to the persons in whose names such Securities (or their respective Predecessor Securities) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Corporation shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Corporation shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 or less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Corporation of such special record date and, in the name and at the expense of the Corporation, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Securityholder at his or her address as it appears in the Security register, not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names such Securities (or their respective Predecessor Securities) are registered on such special record date and shall be no longer payable pursuant to the following clause (2).

                  (2) The Corporation may make payment of any Defaulted Interest on any Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Corporation to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.


         Unless otherwise set forth in a Board Resolution or one or more indentures supplemental hereto establishing the terms of any series of Securities pursuant to Section 2.01 hereof, the term "regular record date" as used in this Section with respect to a series of Securities with respect to any interest payment date for such series shall mean either the fifteenth day of the month immediately preceding the month in which an interest payment date established for such series pursuant to Section 2.01 hereof shall occur, if such interest payment date is the first day of a month, or the last day of the month immediately preceding the month in which an interest payment date established for such series pursuant to Section 2.01 hereof shall occur, if such interest payment date is the fifteenth day of a month, whether or not such date is a business day.

         Subject to the foregoing provisions of this Section , each Security of a series delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security of such series shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         SECTION 2.04. The Securities shall, subject to the provisions of
Section 2.06, be printed on steel engraved borders or fully or partially engraved, or legibly typed, as the proper officers of the Corporation may determine, and shall be signed on behalf of the Corporation by its Chairman, one of its Vice Chairmen, its President or one of its Vice Presidents, attested by its Secretary or one of its Assistant Secretaries. The signature of the Chairman, a Vice Chairman, the President or a Vice President and/or the signature of the Secretary or an Assistant Secretary in attestation, upon the Securities, may be in the form of a facsimile signature of a present or any future Chairman, Vice Chairman, President or Vice President and of a present or any future Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Securities and for that purpose the Corporation may use the facsimile signature of any person who shall have been a Chairman, Vice Chairman, President or Vice President, or of any person who shall have been a Secretary or Assistant Secretary, notwithstanding the fact that at the time the Securities shall be authenticated and delivered or disposed of such person shall have ceased to be the Chairman, a Vice Chairman, President or a Vice President, or the Secretary or an Assistant Secretary, of the Corporation, as the case may be.

         Only such Securities as shall bear thereon a certificate of authentication substantially in the form established for such Securities, executed manually by an authorized signatory of the Trustee, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate executed by the Trustee, or by any Authenticating Agent appointed by the Trustee with respect to such series, upon any Security of such series executed by the Corporation shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

         In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the form and terms thereof have been established in conformity with the provisions of this Indenture and that such Securities, when authenticated and delivered by the Trustee, will be duly authorized, executed and delivered and will constitute the legal, valid and binding obligations of the Corporation, enforceable against it in accordance with their terms.

         The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         SECTION 2.05. Securities of any series may be exchanged upon presentation thereof for the purpose at the office or agency of the Corporation in the Borough of Manhattan, the City and State of New York, for other Securities of such series of authorized denominations, and for a like aggregate principal amount, upon payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, all as provided in this Section . In respect of any Securities so surrendered for exchange, the Corporation shall execute, the Trustee shall authenticate and such office or agency shall deliver in exchange therefor the Security or Securities of the same series which the Securityholder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.

         The Corporation shall keep, or cause to be kept, at its office or agency designated for the purpose in the Borough of Manhattan, the City and State of New York, a register or registers (herein referred to as the "Security register") in which, subject to such reasonable regulations as it may prescribe, the Corporation shall register the Securities and the transfer of Securities as in this Article provided and which at all reasonable times shall be open for inspection by the Trustee.

         Upon surrender for transfer of any Security at the office or agency of the Corporation designated for the purpose in the Borough of Manhattan, the City and State of New York, the Corporation shall execute, the Trustee shall authenticate and such office or agency shall deliver in the name of the transferee or transferees a new Security or Securities of the same series as the Security presented for a like aggregate principal amount.

         All Securities presented or surrendered for exchange or registration of transfer, as provided in this Section shall be accompanied (if so required by the Corporation or the Security Registrar) by a written instrument or instruments of transfer, in form satisfactory to the Corporation or the Security Registrar, duly executed by the registered holder or by his duly authorized attorney in writing.

         No service charge shall be made for any exchange or registration of transfer of Securities, or issue of new Securities in case of partial redemption of any series, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, other than exchanges pursuant to Section 2.06, the second paragraph of Section 3.03 and
Section 9.04 not involving any transfer.

         The Corporation shall not be required (a) to issue, exchange or register the transfer of any Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of less than all the outstanding Securities of the same series and ending at the close of business on the day of such mailing; nor (b) to register the transfer of or exchange any Securities of any series or portions thereof called for redemption.

         The provisions of this Section 2.05 are, with respect to any Global Security, subject to Section 2.11 hereof.

         SECTION 2.06. Pending the preparation of definitive Securities of any series, the Corporation may execute, and the Trustee shall authenticate and deliver, temporary Securities (printed, lithographed or typewritten) of any authorized denomination, and substantially in the form of the definitive Securities in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Corporation. Every temporary Security of any series shall be executed by the Corporation and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities of such series. Without unnecessary delay the Corporation will execute and will furnish definitive Securities of such series and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor (without charge to the holders), at the office or agency of the Corporation designated for the purpose in the Borough of Manhattan, the City and State of New York, and the Trustee shall authenticate and such office or agency shall deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of such series. Until so exchanged, the temporary Securities of such series shall be entitled to the same benefits under this Indenture as definitive Securities of such series authenticated and delivered hereunder.

         SECTION 2.07. In case any temporary or definitive Security shall become mutilated or be destroyed, lost or stolen, the Corporation (subject to the next succeeding sentence) shall execute, and upon its request the Trustee (subject as aforesaid) shall authenticate and deliver, a new Security of the same series bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security shall furnish to the Corporation and to the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Corporation and to the Trustee evidence to their satisfaction of the destruction, loss or theft of the applicant's Security and of the ownership thereof. The Trustee may authenticate any such substituted Security and deliver the same upon the written request or authorization of any officer of the Corporation. Upon the issue of any substituted Security, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. In case any Security which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Corporation may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Corporation and to the Trustee such security or indemnity as they may require to save them harmless, and, in case of destruction, loss or theft, evidence to the satisfaction of the Corporation and the Trustee of the destruction, loss or theft of such Security and of the ownership thereof.

         Every Security issued pursuant to the provisions of this Section in substitution for any Security which is mutilated, destroyed, lost or stolen shall constitute an additional contractual obligation of the Corporation, whether or not the mutilated, destroyed, lost or stolen Security shall be found at any time, or be enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder. All Securities shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities, and shall preclude (to the extent lawful) any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

         SECTION 2.08. All Securities surrendered for the purpose of payment, redemption, exchange or registration of transfer shall, if surrendered to the Corporation or any paying agent, be delivered to the Trustee for cancellation, or, if surrendered to the Trustee, shall be cancelled by it, and no Securities shall be issued in lieu thereof except as expressly required or permitted by any of the provisions of this Indenture. On request of the Corporation, the Trustee shall deliver to the Corporation cancelled Securities held by the Trustee. In the absence of such request the Trustee may destroy cancelled Securities and deliver a certificate of destruction to the Corporation. If the Corporation shall otherwise acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

         SECTION 2.09. Nothing in this Indenture or in the Securities, express or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and the holders of the Securities, any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained; all such covenants, conditions and provisions being for the sole benefit of the parties hereto and of the holders of the Securities.

         SECTION 2.10. So long as any of the Securities of any series remain outstanding there may be an Authenticating Agent for any or all such series of Securities which the Trustee shall have the right to appoint. Said Authenticating Agent shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, transfer, or partial redemption thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. All references in this Indenture to the authentication of Securities by the Trustee shall be deemed to include authentication by an Authenticating Agent for such series except for authentication upon original issuance or pursuant to Section 2.07 hereof. Each Authenticating Agent shall be acceptable to the Corporation and shall be a corporation which has a combined capital and surplus, as most recently reported or determined by it, sufficient under the laws of any jurisdiction under which it is organized or in which it is doing business to conduct a trust business, and which is otherwise authorized under such laws to conduct such business and is subject to supervision or examination by Federal or State authorities. If at any time any Authenticating Agent shall cease to be eligible in accordance with these provisions, it shall resign immediately and the Trustee shall appoint an eligible successor Authenticating Agent acceptable to the Corporation.

         Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Corporation. The Trustee may at any time (and upon request by the Corporation shall) terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Corporation. Upon resignation, termination or cessation of eligibility of any Authenticating Agent the Trustee promptly may appoint an eligible successor Authenticating Agent acceptable to the Corporation. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder as if originally named as an Authenticating Agent pursuant hereto.

         SECTION 2.11. (a) If the Corporation shall establish pursuant to
Section 2.01 that the Securities of a particular series are to be issued as a Global Security, then the Corporation shall execute and the Trustee shall, in accordance with Section 2.04, authenticate and deliver, a Global Security which
(i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the Outstanding Securities of such series,
(ii) shall be registered in the name of the Depository or its nominee, (iii) shall be delivered by the Trustee to the Depository or pursuant to the Depository's instruction and (iv) shall bear a legend substantially to the following effect: "Except as otherwise provided in Section 2.11 of the Indenture, this Security may be transferred, in whole but not in part, only to another nominee of the Depository or to a successor Depository or to a nominee of such successor Depository."

         (b) Notwithstanding the provisions of Section 2.05, the Global Security of a series may be transferred, in whole but not in part and in the manner provided in Section 2.05, only to another nominee of the Depository for such series, or to a successor Depository for such series selected or approved by the Corporation or to a nominee of such successor Depository.

         (c) If at any time the Depository for a series of Securities notifies the Corporation that it is unwilling or unable to continue as Depository for such series or if at any time the Depository for such series shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation and a successor Depository for such series is not appointed by the Corporation within 90 days after the Corporation receives such notice or becomes aware of such condition, as the case may be, this Section 2.11 shall no longer be applicable to the Securities of such series and the Corporation will execute, and subject to Section 2.05, the Trustee will authenticate and deliver, Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. In addition, the Corporation may at any time determine that the Securities of any series shall no longer be represented by a Global Security and that the provisions of this
Section 2.11 shall no longer apply to the Securities of such series. In such event the Corporation will execute and subject to Section 2.05, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Corporation, will authenticate and deliver Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security of such series in exchange for such Global Security. Upon the exchange of the Global Security for such Securities in definitive registered form without coupons, in authorized denominations, the Global Security shall be cancelled by the Trustee. Such Securities in definitive registered form issued in exchange for the Global Security pursuant to this
Section 2.11(c) shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Depository for delivery to the persons in whose names such Securities are so registered.

                                 ARTICLE THREE.

              Redemption of Securities and Sinking Fund Provisions.


         SECTION 3.01. The Corporation may redeem the Securities of any series issued hereunder on and after the dates and in accordance with the terms established for such series pursuant to Section 2.01 hereof.

         SECTION 3.02. In case the Corporation shall desire to exercise such right to redeem all or, as the case may be, a portion of the Securities of any series in accordance with the right reserved so to do, it shall give notice of such redemption to holders of the Securities of such series to be redeemed by mailing, first class postage prepaid, a notice of such redemption not less than 30 days and not more than 60 days before the date fixed for redemption of that series to such holders at their last addresses as they shall appear upon the Security register. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder receives the notice. In any case, failure duly to give such notice to the holder of any Security of any series designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Securities of such series or any other series. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Corporation shall furnish the Trustee with an Officers' Certificate evidencing compliance with any such restriction.

         Each such notice of redemption shall specify the date fixed for redemption and the redemption price at which Securities of that series are to be redeemed, and shall state that payment of the redemption price of such Securities to be redeemed will be made at the office or agency of the Corporation in the Borough of Manhattan, the City and State of New York, upon presentation and surrender of such Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice, that from and after said date interest will cease to accrue and that the redemption is for a sinking fund, if such is the case. If less than all the Securities of a series are to be redeemed, the notice to the holders of Securities of that series to be redeemed in whole or in part shall specify the particular Securities to be so redeemed. In case any Security is to be redeemed in part only, the notice which relates to such Security shall state the portion of the principal amount thereof to be redeemed, and shall state that on and after the redemption date, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

         If less than all the Securities of a series are to be redeemed, the Corporation shall give the Trustee at least 45 days' notice in advance of the date fixed for redemption as to the aggregate principal amount of Securities of the series to be redeemed, and thereupon the Trustee shall select in such manner as it shall deem appropriate and fair in its discretion and which may provide for the selection of a portion or portions (equal to $1,000 or a multiple thereof, or the equivalent thereof in a coin or currency, including composite currencies, other than Dollars) of the principal amount of such Securities of a denomination larger than $1,000 (or the equivalent thereof in a coin or currency, including composite currencies, other than Dollars), the Securities to be redeemed and shall thereafter promptly notify the Corporation in writing of the numbers of the Securities to be redeemed, in whole or in part.

         The Corporation may, if and whenever it shall so elect, by delivery of instructions signed on its behalf by its Chairman, any Vice Chairman, President or any Vice President to the Trustee at least five (5) business days prior to the date on which notice of redemption is to be first mailed (unless a shorter notice shall be accepted by the Trustee as sufficient), instruct the Trustee or any paying agent to call all or any part of the Securities of a particular series for redemption and to give notice of redemption in the manner set forth in this Section , such notice to be in the name of the Corporation or its own name as the Trustee or such paying agent may deem advisable. In any case in which notice of redemption is to be given by the Trustee or any such paying agent, the Corporation shall deliver or cause to be delivered to, or permit to remain with, the Trustee or such paying agent, as the case may be, such Security register, transfer books or other records, or suitable copies or extracts therefrom, sufficient to enable the Trustee or such paying agent to give any notice by mail that may be required under the provisions of this Section .

         SECTION 3.03. If the giving of notice of redemption shall have been completed as above provided, the Securities or portions of Securities of the series to be redeemed specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption and interest on such Securities or portions of such Securities called for redemption as aforesaid shall cease to accrue on and after the date fixed for redemption. On presentation and surrender of such Securities on or after the date fixed for redemption at the place of payment specified in the notice, said Securities shall be paid and redeemed at the applicable redemption price for such series, together with interest accrued thereon to the date fixed for redemption (but if the date fixed for redemption is an interest payment date, the interest installment payable on such date shall be payable to the registered holder at the close of business on the applicable record date pursuant to Section 2.03).

         Upon presentation of any Security of such series which is to be redeemed in part only, the Corporation shall execute and the Trustee shall authenticate and the office or agency where the Security is presented shall deliver to the holder thereof, at the expense of the Corporation, a new Security or Securities of the same series of authorized denominations in principal amount equal to the unredeemed portion of the Security so presented.

         SECTION 3.04. On the Sinking Fund Payment Dates for each series of Securities for which a sinking fund has been established, while any of the Securities of that series are outstanding, the Corporation shall deposit with the Trustee, as and for a sinking fund, the Sinking Fund Payment for that series.

         Such payments shall be made in cash or, in lieu of making payment of all or any part thereof in cash, the Corporation at its option may deliver to the Trustee Securities of that series then outstanding, and the amount of cash which would otherwise be required under this Section shall be reduced by the principal amount of the Securities so delivered. The Corporation shall, at least one full business day prior to each such Sinking Fund Payment Date, also pay to the Trustee the accrued interest and premium, if any, due on Securities of the series to be redeemed on such current Sinking Fund Payment Date pursuant to
Section 3.05.

         The Corporation's obligations under this Section are subject to the provisions of Sections 3.05 and 3.06 as to credits which may be taken by the Corporation thereunder.

         SECTION 3.05. Not less than forty-five (45) days prior to a Sinking Fund Payment Date (unless a later date shall be acceptable to the Trustee), the Chairman, any Vice Chairman, President or any Vice President of the Corporation shall (i) notify the Trustee, in writing, as to the amount of the Sinking Fund Payment for a particular series due for that year which it will satisfy by delivery of Securities of that series, (ii) deliver such Securities to the Trustee, (iii) notify the Trustee as to the amount of credit which it will take under Section 3.06 with respect to the Sinking Fund Payment due for that year for such series and (iv) notify the Trustee of any Securities of that series which are to be called in anticipation of future Sinking Fund Payments. Any Sinking Fund Payments (including the interest accrued and premium, if any, on Securities of that series to be redeemed) received by the Trustee in cash shall be applied by the Trustee to the redemption of Securities of that series on the current Sinking Fund Payment Date at the applicable Sinking Fund Redemption Price established with respect to that series in the manner provided in this Article Three, subject to the following provisions of this Section .

         If all or any part of any such Sinking Fund Payment is to be made in cash as aforesaid, the Trustee shall, at least 35 days before the current Sinking Fund Payment Date, select as provided in Section 3.02, Securities and portions of Securities of the series to be called for redemption on such date sufficient to exhaust as nearly as may be the sinking fund moneys held by the Trustee or a paying agent under Section 3.04 with respect to that series on such date; but the Trustee shall not cause any fraction of a $1,000 Security (or the equivalent thereof in a coin or currency, including composite currencies, other than Dollars) of that series to be so called nor shall the Trustee be obliged to make such selection or cause any Securities of that series to be so called whenever it expects to have available for that purpose less than $25,000 (or the equivalent thereof in a coin or currency, including composite currencies, other than Dollars), in which case the Trustee shall retain the resulting balances and apply them with the next succeeding Sinking

Fund Payment with respect to that series. The Trustee, at least 35 days before the applicable Sinking Fund Redemption Date, shall give notice to the Corporation accordingly, specifying the Securities and portions of Securities of the series to be redeemed, and the Corporation covenants forthwith to give notice as provided in Section 3.02 and to take any other action required so to redeem such Securities on the applicable Sinking Fund Payment Date; or the Trustee shall, at the request and at the expense and on behalf of the Corporation, give such notice and take such action.

         All Securities redeemed by the application of money held in the sinking fund for that series or delivered by the Corporation to the Trustee on account of any Sinking Fund Payment for that series in lieu of cash shall, unless already cancelled, be forthwith cancelled by the Trustee.

         Moneys in the sinking fund shall be held by the Trustee subject to the provisions of Section 7.05 as security for all the Securities of that series unless and until particular Securities of that series are selected for redemption, after which to the extent required for redemption such moneys shall be held in trust for the Securities of that series so selected.

         SECTION 3.06. The Corporation may, in anticipation of its future sinking fund obligations for a particular series, call Securities of that series for redemption on the Sinking Fund Redemption Dates established with respect to that series at the applicable Sinking Fund Redemption Price established for that series, in the manner provided herein, or in lieu thereof, deliver to the Trustee, before forty-five (45) days prior to a Sinking Fund Redemption Date for that series (unless a later date shall be acceptable to the Trustee) in any such year, Securities of that series then outstanding (together with proper instruments of transfer satisfactory to the Trustee); provided, however, that the aggregate principal amount of Securities redeemed for cash through sinking fund payments in any one year shall not exceed the amount, if any, established with respect to such series pursuant to Section 2.01. There shall be no limit to the amount of future sinking fund obligations of a series that may be satisfied with Securities. The Corporation shall thereby obtain a credit of 100% of the principal amount of the Securities of that series so redeemed or delivered, which it may apply from time to time in any one or more years against its future sinking fund obligations with respect to that series, as provided herein.

         SECTION 3.07. Nothing in this Article shall be deemed to limit the right of the Corporation (i) to call Securities for which a sinking fund has been established for redemption at the applicable regular redemption price as provided in Sections 3.01 and 3.02 or (ii) to purchase or acquire Securities of a particular series otherwise and to use Securities so purchased or acquired in lieu of cash for making or anticipating sinking fund payments with respect to that series under Section 3.04 and Section 3.06.

                                  ARTICLE FOUR.

                    Particular Covenants of the Corporation.


         The Corporation covenants and agrees for each series of the Securities as follows:

         SECTlON 4.01. The Corporation will duly and punctually pay or cause to be paid the principal of (and premium, if any) and interest on the Securities of that series at the time and place and in the manner provided herein and established with respect to such Securities.

         SECTION 4.02. So long as any series of the Securities remain outstanding the Corporation agrees to maintain an office or agency in the Borough of Manhattan, the City and State of New York, with respect to such series and at such other location or locations as may be designated as provided in this Section 4.02, where (i) Securities of that series may be presented for payment, (ii) Securities of that series may be presented as hereinabove authorized for registration of transfer and exchange, and (iii) notices and demands to or upon the Corporation in respect of the Securities of that series and this Indenture may be given or served. As such office or agency in the Borough of Manhattan, the City and State of New York, the Corporation hereby designates the office of GTE Shareholder Services Incorporated located in the Borough of Manhattan, the City and State of New York, such designation to continue with respect to such office or agency until the Corporation shall, by written notice signed by its Chairman, any Vice Chairman, its President or a Vice President and delivered to the Trustee, designate some other office or agency for such purposes or any of them. If at any time the Corporation shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, notices and demands may be made, given or served at the Corporate Trust Office of the Trustee, and the Corporation hereby appoints the Trustee as its agent to receive all such presentations, notices and demands.

         SECTION 4.03. (a) If the Corporation shall appoint one or more paying agents for all or any series of the Securities, other than the Trustee, the Corporation will cause each such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section,

                  (1) that it will hold all sums held by it as such agent for the payment of the principal of (and premium, if any) or interest on the Securities of that series (whether such sums have been paid to it by the Corporation or by any other obligor on such Securities) in trust for the benefit of the persons entitled thereto;

                  (2) that it will give the Trustee notice of any failure by the Corporation (or by any other obligor on such Securities) to make any payment of the principal of (and premium, if any) or interest on the Securities of that series when the same shall be due and payable;

                  (3) that at any time during the continuance of any failure referred to in the preceding paragraph (a)(2) above, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent; and

                  (4) that it will perform all other duties of paying agent as set forth in this Indenture.

         (b) If the Corporation shall act as its own paying agent with respect to any series of the Securities, it will on or before each due date of the principal of (and premium, if any) or interest on Securities of that series, set aside, segregate and hold in trust for the benefit of the persons entitled thereto a sum sufficient to pay such principal and premium, if any) or interest so becoming due on Securities of that series until such sums shall be paid to such persons or otherwise disposed of as herein provided and will promptly notify the Trustee of such action, or any failure (by it or any other obligor on such Securities) to take such action.

         (c) Anything in this Section to the contrary notwithstanding, (i) the agreement to hold sums in trust as provided in this Section is subject to the provisions of Section 11.05, and (ii) the Corporation may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct any paying agent to pay, to the Trustee all sums held in trust by the Corporation or such paying agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Corporation or such paying agent; and, upon such payment by any paying agent to the Trustee, such paying agent shall be released from all further liability with respect to such money.

         SECTION 4.04. The Corporation, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in
Section 7.10, a Trustee, so that there shall at all times be a Trustee hereunder.

         SECTION 4.05. The Corporation will not, while any of the Securities remain outstanding, create, or suffer to be created or to exist, any mortgage, lien, pledge, security interest or other encumbrance of any kind upon any property of any character of the Corporation whether now owned or hereafter acquired or upon any of the income or profits therefrom unless it shall make effective provision whereby the Securities then outstanding shall be secured by such mortgage, lien, pledge, security interest or other encumbrance equally and ratably with any and all obligations and indebtedness thereby secured so long as any such obligations and indebtedness shall be so secured; provided, however, that nothing in this Section shall be construed to prevent the Corporation from creating or from suffering to be created or to exist, any mortgages, liens, pledges, security interests or other encumbrances, or any agreements, of the following character:

                  (1) Purchase money mortgages, or other purchase money liens, pledges or encumbrances of any kind upon property hereafter acquired by the Corporation, or mortgages, liens, pledges, security interests or other encumbrances of any kind existing on such property at the time of the acquisition thereof, or conditional sales agreements or other title retention agreements with respect to any property hereafter acquired; provided, however, that no such mortgage, lien, pledge, security interest or other encumbrance, and no such agreement, shall extend to or cover any other property of the Corporation;

                  (2) The replacement, extension or renewal of any such mortgage, lien, pledge, security interest or other encumbrance, or of any such agreement, permitted by the foregoing clause (1), or the replacement, extension or renewal (without increase) of the indebtedness secured thereby;

                  (3) Liens for taxes or assessments or governmental charges or levies; pledges or deposits to secure obligations under workmen's compensation laws or similar legislation; pledges or deposits to secure performance in connection with bids, tenders, contracts (other than contracts for the payment of money) or leases to which the Corporation is a party; deposits to secure public or statutory obligations of the Corporation; materialmen's, mechanics', carriers', worker's, repairmen's or other like liens in the ordinary course of business, or deposits to obtain the release of such liens; deposits to secure surety and appeal bonds to which the Corporation is a party; other pledges or deposits for similar purposes in the ordinary course of business; liens created by or resulting from any litigation or legal proceeding which at the time is currently being contested in good faith by appropriate proceedings; leases made, or existing on property acquired, in the ordinary course of business; landlord's liens under leases to which the Corporation is a party; zoning restrictions, easements, licenses, restrictions on the use of real property or minor irregularities in title thereto, which do not materially impair the use of such property in the operation of the business of the Corporation or the value of such property for the purpose of such business; the lien of the Trustee described in Section
          7.06 hereof; or

                  (4) Subordination of the Corporation's rights with respect to any indebtedness owing to the Corporation by a Subsidiary to the rights of any creditor of such Subsidiary for money or credit advanced to such Subsidiary.

         SECTION 4.06. The Corporation will not, while any of the Securities remain outstanding, consolidate with, or merge into, or merge into itself, or sell or convey all or substantially all of its property to, any other corporation unless the provisions of Article Ten hereof are complied with.

         If upon any such consolidation or merger, or sale or conveyance, any of the property of the Corporation would thereupon become subject to any mortgage, security interest, pledge or lien, the Corporation prior to such consolidation, merger, sale or conveyance will secure the outstanding Securities, or cause the same to be secured, equally and ratably with the other indebtedness or obligations secured by such mortgage, security interest, pledge or lien so long as such other indebtedness or obligations shall be so secured; provided, however, that the subjection of property of the Corporation to any mortgage, security interest, pledge or lien of the character referred to in clauses (1),
(2), (3) and (4) of Section 4.05 shall be deemed excluded from the operation of this Section and shall not require that any of the Securities be secured.


                                  ARTICLE FIVE.

              Securityholders' Lists and Reports by the Corporation
                                and the Trustee.


         SECTION 5.01. The Corporation will furnish or cause to be furnished to the Trustee (a) semi-annually, not more than 15 days after each regular record date (as defined in Section 2.03) a list, in such form as the Trustee may reasonably require, of the names and addresses of the holders of each series of Securities as of such regular record date and (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Corporation of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided, however, no such list need be furnished for any series for which the Trustee shall be the Security registrar.

         SECTION 5.02. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Securities contained in the most recent list furnished to it as provided in Section 5.01 and as to the names and addresses of holders of Securities received by the Trustee in its capacity as Security registrar (if acting in such capacity). The Trustee may destroy any list furnished to it as provided in Section 5.01 upon receipt of a new list so furnished.

         (b) In case three or more holders of Securities of a series (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Securities of such series or holders of all Securities with respect to their rights under this Indenture or under such Securities, and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

                  (1) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, or

                  (2) inform such applicants as to the approximate number of holders of Securities of such series or of all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this Section , and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each holder of such series or of all Securities, as the case may be, whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section , a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Securities of such series or of all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If said Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, said Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         (c) Each and every holder of the Securities, by receiving and holding the same, agrees with the Corporation and the Trustee that neither the Corporation nor the Trustee nor any paying agent nor any Security registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Securities in accordance with the provisions of subsection (b) of this Section , regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

         SECTION 5.03. (a) The Corporation covenants and agrees to file with the Trustee, within 15 days after the Corporation is required to file the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Corporation may be required to file with said Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Corporation is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and said Commission, in accordance with rules and regulations prescribed from time to time by said Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

         (b) The Corporation covenants and agrees to file with the Trustee and the Securities and Exchange Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such additional information, documents and reports with respect to compliance by the Corporation with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

         (c) The Corporation covenants and agrees to transmit by mail, first class postage prepaid, or reputable over-night delivery service which provides evidence of receipt to the Securityholders, as their names and addresses appear upon the registration books, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Corporation pursuant to subsections (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Securities and Exchange Commission.

         (d) The Corporation covenants and agrees to furnish to the Trustee, on or before May 15 in each calendar year in which any of the Securities are outstanding, or on or before such other day in each calendar year as the

Corporation and the Trustee may from time to time agree upon, a Certificate as to his or her knowledge of the Corporation's compliance with all conditions and covenants under this Indenture. For purposes of this subsection (d), such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture. Such Certificate shall comply with Section 314(a)(4) of the Trust Indenture Act.

         SECTION 5.04. (a) On or before July 15 in each year in which any Securities are outstanding hereunder, the Trustee shall transmit by mail, first class postage prepaid, to the Securityholders, as their names and addresses appear upon the registration books, a brief report dated as of the preceding May 15, with respect to any of the following events which may have occurred within the previous twelve months (but if no such event has occurred within such period no report need be transmitted):

                  (1) any change to its eligibility under Section 7.09, and its qualifications under Section 7.08;

                  (2) the creation of or any material change to a relationship specified in paragraphs (1) through (10) of subsection (c) of Section 7.08;

                  (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee if such advances so remaining unpaid aggregate more than 1/2 of 1% of the principal amount of the Securities outstanding on the date of such report;

                  (4) any change to the amount, interest rate, and maturity date of all other indebtedness owing by the Corporation, or by any other obligor on the Securities, to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except any indebtedness based upon a creditor relationship arising in any manner described in paragraphs (2), (3), (4), or (6) of subsection (b) of Section 7.13;

                  (5) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

                  (6) any release, or release and substitution, of property subject to the lien of the indenture (and the consideration thereof, if any) which it has not previously reported;

                  (7) any additional issue of Securities which the Trustee has not previously reported; and

                  (8) any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Securities or the Securities of any series, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 6.07.

         (b) The Trustee shall transmit by mail, first class postage prepaid, to the Securityholders, as their names and addresses appear upon the registration books, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee as such since the date of the last report transmitted pursuant to the provisions of subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this Indenture), for the reimbursement of which it claims or may claim a lien or charge prior to that of the Securities of any series on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this subsection if such advances remaining unpaid at any time aggregate more than 10% of the principal amount of Securities of such series outstanding at such time, such report to be transmitted within 90 days after such time.

         (c) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with the Corporation, with each stock exchange upon which any Securities are listed (if so listed) and also with the Securities and Exchange Commission. The Corporation agrees to promptly notify the Trustee when any Securities become listed on any stock exchange.


                                  ARTICLE SIX.

                   Remedies of the Trustee and Securityholders
                              on Event of Default.


         SECTION 6.01. Whenever used herein with respect to Securities of a particular series, "Event of Default" means any one or more of the following events which has occurred and is continuing:

         (a) default in the payment of any installment of interest upon any of the Securities of that series, as and when the same shall become due and payable, and continuance of such default for a period of 30 business days; or

         (b) default in the payment of the principal of (or premium, if any, on) any of the Securities of that series as and when the same shall become due and payable whether at maturity, upon redemption, by declaration or otherwise, or in any payment required by any sinking or analogous fund established with respect to that series; or

         (c) failure on the part of the Corporation duly to observe or perform any other of the covenants or agreements on the part of the Corporation with respect to that series contained in such Securities or otherwise established with respect to that series of Securities pursuant to Section 2.01 hereof or contained in this Indenture (other than a covenant or agreement which has been expressly included in this Indenture solely for the benefit of one or more series of Securities other than such series) for a period of 90 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Corporation by the Trustee, by registered or certified mail, or to the Corporation and the Trustee by the holders of at least 25% in principal amount of the Securities of that series at the time outstanding; or

         (d) a decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Corporation a bankrupt or insolvent, or approving as properly filed a petition seeking liquidation or reorganization of the Corporation under the Federal Bankruptcy Code or any other similar applicable Federal or State law, and such decree or order shall have continued unvacated and unstayed for a period of 90 days; or an involuntary case shall be commenced under such Code in respect of the Corporation and shall continue undismissed for a period of 90 days or an order for relief in such case shall have been entered; or a decree or order of a court having jurisdiction in the premises shall have been entered for the appointment on the ground of insolvency or bankruptcy of a receiver or custodian or liquidator or trustee or assignee in bankruptcy or insolvency of the Corporation or of its property, or for the winding up or liquidation of its affairs, and such decree or order shall have remained in force unvacated and unstayed for a period of 90 days; or

         (e) the Corporation shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking liquidation or reorganization under the Federal Bankruptcy Code or any other similar applicable Federal or State law, or shall consent to the filing of any such petition, or shall consent to the appointment on the ground of insolvency or bankruptcy of a receiver or custodian or liquidator or trustee or assignee in bankruptcy or insolvency of it or of its property, or shall make an assignment for the benefit of creditors.

         In each and every such case, unless the principal of all the Securities of that series shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities of that series then outstanding hereunder, by notice in writing to the Corporation (and to the Trustee if given by such Securityholders), may declare the principal of all the Securities of that series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything contained in this Indenture or in the Securities of that series or established with respect to that series pursuant to
Section 2.01 hereof to the contrary notwithstanding. This provision, however, is subject to the condition that if, at any time after the principal of the Securities of that series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Corporation shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of that series and the principal of (and premium, if any, on) any and all Securities of that series which shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that such payment is enforceable under applicable law, upon overdue installments of interest, at the rate per annum expressed in the Securities of that series to the date of such payment or deposit) and the amount payable to the Trustee under Section 7.06, and any and all defaults under the Indenture, other than the nonpayment of principal on Securities of that series which shall not have become due by their terms, shall have been remedied or waived as provided in Section 6.06--then and in every such case the holders of a majority in aggregate principal amount of the Securities of that series then outstanding, by written notice to the Corporation and to the Trustee, may rescind and annul such declaration and its consequences; but no such rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

         In case the Trustee shall have proceeded to enforce any right with respect to Securities of that series under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Corporation and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Corporation and the Trustee shall continue as though no such proceedings had been taken.

         SECTION 6.02. The Corporation covenants that (1) in case default shall be made in the payment of any installment of interest on any of the Securities of that series, as and when the same shall become due and payable, and such default shall have continued for a period of 30 business days, or (2) in case default shall be made in the payment of the principal of (or premium, if any, on) any of the Securities of that series when the same shall have become due and payable, whether upon maturity of the Securities of that series or upon redemption or upon declaration or otherwise--then, upon demand of the Trustee, the Corporation will pay to the Trustee, for the benefit of the holders of the Securities of that series, the whole amount that then shall have become due and payable on all such Securities for principal (and premium, if any) or interest, or both, as the case may be, with interest upon the overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) upon overdue installments of interest at the rate per annum expressed in the Securities of that series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and the amount payable to the Trustee under Section 7.06.

         In case the Corporation shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Corporation or other obligor upon the Securities of that series and collect in the manner provided by law out of the property of the Corporation or other obligor upon the Securities of that series wherever situated the moneys adjudged or decreed to be payable.

         In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, readjustment, arrangement, composition or other judicial proceedings affecting the Corporation, any other obligor on such Securities, or the creditors or property of either, the Trustee shall have power to intervene in such proceedings and take any action therein that may be permitted by the court and shall (except as may be otherwise provided by law) be entitled to file such proofs of claim and other papers and documents as may be necessary or advisable in order to have the claims of the Trustee and of the holders of Securities of such series allowed for the entire amount due and payable by the Corporation or such other obligor under the Indenture at the date of institution of such proceedings and for any additional amount which may become due and payable by the Corporation or such other obligor after such date, and to collect and receive any moneys or other property payable or deliverable on any such claim, and to distribute the same after the deduction of the amount payable to the Trustee under Section 7.06; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the holders of Securities of such series to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to such Securityholders, to pay to the Trustee any amount due it under Section 7.06.

         All rights of action and of asserting claims under this Indenture, or under any of the terms established with respect to Securities of that series, may be enforced by the Trustee without the possession of any of such Securities, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for payment to the Trustee of any amounts due under Section 7.06, be for the ratable benefit of the holders of the Securities of such series.

         In case of an Event of Default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in the Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of that series or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

         SECTION 6.03. Any moneys collected by the Trustee, pursuant to Section
6.02 with respect to a particular series of Securities, shall be applied in the order following, at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal (or premium, if any) or interest upon presentation of the several Securities of that series, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

                  FIRST: To the payment of costs and expenses of collection and of all amounts payable to the Trustee under Section 7.06;

                  SECOND: To the payment of the amounts then due and unpaid upon Securities of such series for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

         SECTION 6.04. No holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of default and of the continuance thereof with respect to Securities of such series specifying such default, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Securities of such series then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have failed to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by the taker and holder of every Security of such series with every other such taker and holder and the Trustee, that no one or more holders of Securities of such series shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other of such Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of such series. For the protection and enforcement of the provisions of this Section , each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Notwithstanding any other provisions of this Indenture, however, the right of any holder of any Security to receive payment of the principal of (and premium, if any) and interest on such Security, as therein provided, on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such holder.

         SECTION 6.05. All powers and remedies given by this Article to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any others thereof or of any other powers and remedies available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to such Securities, and no delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any default occurring and continuing as aforesaid, shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 6.04, every power and remedy given by this Article or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

         SECTION 6.06. The holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding, determined in accordance with Section 8.04, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to such series; provided, however, that such direction shall not be in conflict with any rule of law or with this Indenture or unduly prejudicial to the rights of holders of Securities of any other series, at the time outstanding determined in accordance with Section 8.04, not parties thereto. Subject to the provisions of
Section 7.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a responsible officer or officers of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability. The holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding, determined in accordance with Section 8.04, may on behalf of the holders of all of the Securities of that series waive any past default in the performance of any of the covenants contained herein or established pursuant to Section 2.01 with respect to such series and its consequences, except a default in the payment of the principal of, or premium, if any, or interest on, any of the Securities of that series as and when the same shall become due by the terms of such Securities or a call for redemption of Securities of that series. Upon any such waiver, the default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Corporation, the Trustee and the holders of the Securities of that series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         SECTION 6.07. The Trustee shall, within 90 days after the occurrence of a default with respect to a particular series, transmit by mail, first class postage prepaid, to the holders of Securities of that series, as their names and addresses appear upon the Security register, notice of all defaults with respect to that series known to the Trustee, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purposes of this Section being hereby defined to be the events specified in subsections (a), (b),
(c), (d) and (e) of Section 6.01, not including any periods of grace provided for therein and irrespective of the giving of notice provided for by subsection
(c) of Section 6.01); provided, that, except in the case of default in the payment of the principal of (or premium, if any) or interest on any of the Securities of that series or in the payment of any sinking fund installment established with respect to that series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or responsible officers, of the Trustee in good faith determine that the withholding of such notice is in the interests of the Securityholders of Securities of that series, provided further, that in the case of any default of the character specified in Section 6.01(c) with respect to Securities of such series no such notice to the holders of the Securities of that series shall be given until at least 30 days after the occurrence thereof.

         The Trustee shall not be deemed to have knowledge of any default, except (i) a default under subsections (a) or (b) of Section 6.01 as long as the Trustee is acting as paying agent for such series of Securities or (ii) any default as to which the Trustee shall have received written notice or a responsible officer charged with the administration of this Indenture shall have obtained actual knowledge.

         SECTION 6.08. All parties to this Indenture agree, and each holder of any Securities by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding more than 10% in aggregate principal amount of the outstanding Securities of any series, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security of such series, on or after the respective due dates expressed in such Security or established pursuant to this Indenture.

                                  ARTICLE SEVEN

                             Concerning the Trustee

         SECTION 7.01. The Trustee, prior to the occurrence of an Event of Default with respect to Securities of a series and after the curing of all Events of Default with respect to Securities of that series which may have occurred, undertakes to perform with respect to Securities of a series such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants shall be read into this Indenture against the Trustee. In case an Event of Default with respect to Securities of a series has occurred (which has not been cured) the Trustee shall exercise with respect to Securities of that series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent individual would exercise or use under the circumstances in the conduct of his own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

         (a) prior to the occurrence of an Event of Default with respect to Securities of a series and after the curing of all such Events of Default with respect to that series which may have occurred:

                  (1) the duties and obligations of the Trustee shall with respect to Securities of a series be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable with respect to Securities of a series except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on the part of the Trustee, the Trustee may with respect to Securities of a series conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

         (b) the Trustee shall not be liable for any error of judgment made in good faith by a responsible officer or responsible officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

         (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Securities of any series at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture with respect to the Securities of that series; and

         (d) None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to it.

         SECTION 7.02. Except as otherwise provided in Section 7.01:

         (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) Any request, direction, order or demand of the Corporation mentioned herein shall be sufficiently evidenced by a Board Resolution or an instrument signed in the name of the Corporation by the Chairman, any Vice Chairman, the President or any Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer (unless other evidence in respect thereof is specifically prescribed herein);

         (c) The Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted hereunder in good faith and in reliance thereon;

         (d) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing herein contained shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default with respect to a series of the Securities (which has not been cured) to exercise with respect to Securities of that series such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent individual would exercise or use under the circumstances in the conduct of his own affairs;

         (e) The Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

         (f) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, or other papers or documents, unless requested in writing so to do by the holders of not less than a majority in principal amount of the outstanding Securities of the particular series affected thereby (determined as provided in Section 8.04); provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Corporation or, if paid by the Trustee, shall be repaid by the Corporation upon demand; and

         (g) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

         SECTlON 7.03. The recitals contained herein and in the Securities (other than the certificate of authentication on the Securities) shall be taken as the statements of the Corporation, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Corporation of any of the Securities or of the proceeds of such Securities, or for the use or application of any moneys paid over by the Trustee in accordance with any provision of this Indenture or established pursuant to Section 2.01, or for the use or application of any moneys received by any paying agent other than the Trustee.

         SECTION 7.04. The Trustee or any paying agent or Security registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, paying agent or Security registrar.

         SECTION 7.05. Subject to the provisions of Section 11.05, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any moneys received by it hereunder except such as it may agree in writing with the Corporation to pay thereon.

         SECTION 7.06. The Corporation covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as the Corporation and the Trustee shall from time to time agree in writing (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Corporation will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Corporation also covenants to indemnify the Trustee (and its officers, directors, agents and employees) for, and to hold it harmless against, any and all loss, damage, claim, liability or expense incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises. As security for the performance of the obligations of the Corporation under this Section 7.06, the Trustee shall have a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities.

         SECTION 7.07. Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

         SECTION 7.08. (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section , with respect to the Securities of any series, within 90 days after ascertaining that it has such conflicting interest, and if the Default to which such conflicting interest relates has not been cured, duly waived or otherwise eliminated before the end of such 90-day period, it shall either eliminate such conflicting interest, except as otherwise provided herein, or resign with respect to the Securities of that series in the manner and with the effect specified in Section 7.10 and the Corporation shall promptly appoint a successor trustee in the manner provided herein.

         (b) In the event that the Trustee shall fail to comply with the provisions of subsection (a) of this Section , with respect to the Securities of any series the Trustee shall, within ten days after the expiration of such 90-day period, transmit notice of such failure by mail, first class postage prepaid, to the Securityholders of that series as their names and addresses appear upon the registration books.

         (c) For the purposes of this Section the Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series if a Default has occurred and is continuing and:

                  (1) the Trustee is trustee under this Indenture with respect to the outstanding Securities of any series other than that series, or is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Corporation are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture, provided that there shall be excluded from the operation of this paragraph the Securities of any series other than that series and any other indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Corporation are outstanding if (i) this Indenture and such other indenture or indentures and all series of securities issuable thereunder, are wholly unsecured and rank equally and such other indenture or indentures (and such series) are hereafter qualified under the Trust Indenture Act of 1939, as amended, unless the Securities and Exchange Commission shall have found and declared by order pursuant to subsection (b) of Section 305 or subsection (c) of Section 307 of the Trust Indenture Act of 1939, as amended, that differences exist between (A) the provisions of this Indenture with respect to Securities of that series and with respect to one or more other series or (B) the provisions of this Indenture and the provisions of such other indenture or indentures (or such series), which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or such other indenture or indentures, or (ii) the Corporation shall have sustained the burden of proving, on application to the Securities and Exchange Commission and after opportunity for hearing thereon, that the trusteeship under this Indenture with respect to Securities of that series and such other series or such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to Securities of that series and such other series or under such other indentures; and provided further, that there shall be excluded from the operation of this paragraph, (A) the Indenture dated as of May 15, 1987, between GTE Corporation and The Bank of New York (formerly Irving Trust Company), including any amendments thereto, under which are outstanding 10 3/4% Sinking Fund Debentures Due 2017 and 10.30% Debentures Due 2017, (B) the Indenture dated as of January 15, 1991 between GTE Corporation and The Bank of New York, including any amendments thereto, under which are outstanding 8.85% Debentures Due 1998, (C) the Indenture dated May 1, 1991 between GTE Corporation and The Bank of New York, including any amendments thereto, under which are outstanding 9.10% Debentures Due 2003, 8 3/4% Debentures Due 2021 and 7.83% Debentures Due 2023, and (D) the Indenture dated June 1, 1994 between GTE Corporation and The Bank of New York, including any amendments thereto, under which are outstanding 9 1/4% Junior Subordinated Deferrable Interest Debentures, Series A, Due 2024, and 8 3/4% Junior Subordinated Deferrable Interest Debentures, Series B, Due 2025;

                  (2) the Trustee or any of its directors or executive officers is an underwriter for the Corporation;

                  (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with an underwriter for the Corporation;

                  (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee, or representative of the Corporation, or of an underwriter (other than the Trustee itself) for the Corporation who is currently engaged in the business of underwriting, except that (A) one individual may be a director and/or an executive officer of the Trustee and a director and/or an executive officer of the Corporation, but may not be at the same time an executive officer of both the Trustee and the Corporation; (B) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director and/or an executive officer of the Trustee and a director of the Corporation; and
         (C) the Trustee may be designated by the Corporation or by an underwriter for the Corporation to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this subsection (c), to act as trustee whether under an indenture or otherwise;

                  (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Corporation or by any director, partner, or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Corporation or by any director, partner, or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

                  (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this subsection (c) defined), (A) 5% or more of the voting securities, or 10% or more of any other class of security, of the Corporation, not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (B) 10% or more of any class of security of an underwriter for the Corporation;

                  (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this subsection (c) defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Corporation;

                  (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this subsection (c) defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Corporation

                  (9) the Trustee owns, on the date of a Default or any anniversary of such Default while such Default upon the Securities issued under this Indenture remains outstanding, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7), or (8) of this subsection (d). As to any such securities of which the Trustee acquired ownership through becoming executor, administrator, or testamentary trustee of an estate which include them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after the dates of any such Default upon the Securities issued under this Indenture and annually in each succeeding year that the Securities issued under this Indenture remain in Default, the Trustee shall make a check of its holding of such securities in any of the above-mentioned capacities as of such dates.

         If the Corporation fails to make payment in full of principal of or interest on any of the Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holding of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph (9), all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this subsection (c); or

                  (10) except under the circumstances described in paragraphs
         (1), (3), (4), (5) or (6) of subsection (b) of Section 7.13, the Trustee shall be or shall become a creditor of the Corporation.

         For purposes of paragraph (1) of this subsection (c), and of Sections
6.06 and 8.04, the term "series of securities" or "series" means a series, class or group of securities issuable under an indenture pursuant to whose terms holders of one such series may vote to direct the indenture trustee, or otherwise take action pursuant to a vote of such holders, separately from holders of another such series; provided, that "series of securities" or "series" shall not include any series of securities issuable under an indenture if all such series rank equally and are wholly unsecured.

         The specification of percentages in paragraphs (5) to (9), inclusive, of this subsection (c) shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this subsection (c).

         For the purposes of paragraphs (6), (7), (8) and (9) of this subsection
(c) only, (A) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (B) an obligation shall be deemed to be in "default" when a default in payment of principal shall have continued for thirty days or more and shall not have been cured; and (C) the Trustee shall not be deemed to be the owner or holder of (i) any security which it holds as collateral security (as trustee or otherwise) for any obligation which is not in default as defined in clause (B) above, or (ii) any security which it holds as collateral security under this Indenture, irrespective of any Default hereunder, or (iii) any security which it holds as agent for collection, or as custodian, escrow agent, or depositary, or in any similar representative capacity.

         Except as above provided, the word "security" or "securities" as used in this Indenture shall mean any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, pre-organization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, or, in general, any interest or instrument commonly known as a "security", or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

         (d)  For the purposes of this Section :

                (1) The term "underwriter" when used with reference to the Corporation shall mean every person, who, within one year prior to the time as of which the determination is made, has purchased from the Corporation with a view to, or has offered or sold for the Corporation in connection with, the distribution of any security of the Corporation outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

                (2) The term "director" shall mean any member of the board of directors of a corporation or any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

                (3) The term "person" shall mean an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization, or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

                (4) The term "voting security" shall mean any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

                (5) The term "Corporation" shall mean any obligor upon the Securities.

                (6) The term "executive officer" shall mean the president, every vice president, every assistant vice president, every trust officer, the cashier, the secretary, and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

         (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

                (1) A specified percentage of the voting securities of the Trustee, the Corporation or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

                (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

                (3) The term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

                (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class.

                (ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise.

                (iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise.

                (iv) securities held in escrow if placed in escrow by the issuer thereof.

         Provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

                  (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

         (f) Except in the case of a default in the payment of the principal of or interest on any Securities issued under this Indenture, or in the payment of any sinking or analogous fund installment, the Trustee shall not be required to resign as provided by this Section 7.08 if such Trustee shall have sustained the burden of proving, on application to the Securities and Exchange Commission and after opportunity for hearing thereon, that (i) the default under the Indenture may be cured or waived during a reasonable period and under the procedures described in such application, and (ii) a stay of the Trustee's duty to resign will not be inconsistent with the interest of Securityholders. The filing of such an application shall automatically stay the performance of the duty to resign until the Securities and Exchange Commission orders otherwise.

         Any resignation of the Trustee shall become effective only upon the appointment of a successor trustee and such successor's acceptance of such an appointment.

         SECTION 7.09. There shall at all times be a Trustee with respect to the Securities issued hereunder which shall at all times be a corporation organized and doing business under the laws of the United States or any State or Territory or of the District of Columbia, or a corporation or other person permitted to act as trustee by the Securities and Exchange Commission, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least fifty million dollars, and subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section , the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Corporation may not, nor may any person directly or indirectly controlling, controlled by, or under common control with the Corporation, serve as Trustee. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section , the Trustee shall resign immediately in the manner and with the effect specified in Section 7.10.

         SECTION 7.10. (a) The Trustee or any successor hereafter appointed, may at any time resign with respect to the Securities of one or more series by giving written notice thereof to the Corporation and by transmitting notice of resignation by mail, first class postage prepaid, to the Securityholders of such series, as their names and addresses appear upon the Security register. Upon receiving such notice of resignation, the Corporation shall promptly appoint a successor trustee with respect to Securities of such series by written instrument, in duplicate, executed by order of the Board of Directors of the Corporation, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee with respect to Securities of such series, or any Securityholder of that series who has been a bona fide holder of a Security or Securities for at least six months may, subject to the provisions of Section 6.08, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

         (b)  In case at any time any of the following shall occur--

                  (1) the Trustee shall fail to comply with the provisions of subsection (a) of Section 7.08 after written request therefor by the Corporation or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months, or

                  (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.09 and shall fail to resign after written request therefor by the Corporation or by any such Securityholder of Securities, or

                  (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Corporation may remove the Trustee with respect to all Securities and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Corporation, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.08, unless the Trustee's duty to resign is stayed as provided herein, any Securityholder who has been a bona fide holder of a Security or Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

         (c) The holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding may at any time remove the Trustee with respect to such series and appoint a successor trustee.

         (d) Any resignation or removal of the Trustee and appointment of a successor trustee with respect to the Securities of a series pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11.

         (e) Any successor trustee appointed pursuant to this Section may be appointed with respect to the Securities of one or more series or all of such series, and at any time there shall be only one Trustee with respect to the Securities of any particular series.

         SECTION 7.11. (a) In case of the appointment hereunder of a successor trustee with respect to all Securities, every such successor trustee so appointed shall execute, acknowledge and deliver to the Corporation and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights powers, trusts and duties of the retiring Trustee;

but, on the request of the Corporation or the successor trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor trustee all the rights, powers, and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring Trustee hereunder.

         (b) In case of the appointment hereunder of a successor trustee with respect to the Securities of one or more (but not all) series, the Corporation, the retiring Trustee and each successor trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any act or failure to act on the part of any other Trustee hereunder; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Securities of that or those series to which the appointment of such successor trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture, and each such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates; but, on request of the Corporation or any successor trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor trustee relates.

         (c) Upon request of any such successor trustee, the Corporation shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section , as the case may be.

         (d) No successor trustee shall accept its appointment unless at the time of such acceptance such successor trustee shall be qualified and eligible under this Article.

         (e) Upon acceptance of appointment by a successor trustee as provided in this Section , the Corporation shall transmit notice of the succession of such trustee hereunder by mail, first class postage prepaid, to the Securityholders, as their names and addresses appear upon the Security register. If the Corporation fails to transmit such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be transmitted at the expense of the Corporation.

         SECTION 7.12. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor Trustee by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

         SECTION 7.13. (a) Subject to the provisions of subsection (b) of this Section , if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Corporation within three months prior to a default, as defined in subsection (c) of this Section , or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the holders of the Securities and the holders of other indenture securities (as defined in subsection (c) of this Section )

                  (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three months' period and valid as against the Corporation and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Corporation upon the date of such default; and

                  (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Corporation and its other creditors in such property or such proceeds.

         Nothing herein contained, however, shall affect the right of the Trustee,

                  (A) to retain for its own account (i) payments made on account of any such claim by any person (other than the Corporation) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities, or other property in respect of claims filed against the Corporation in bankruptcy or receivership or in a case for reorganization pursuant to the Federal Bankruptcy Code or applicable State law;

                  (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three months' period;

                  (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in subsection (c) of this Section , would occur within three months; or

                  (D) to receive payment on any claim referred to in paragraph
         (B) or (C), against the release of any property held as security for such claim as provided in such paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

         For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

         If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Securityholders and the holders of other indenture securities in such manner that the Trustee, the Securityholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Corporation in bankruptcy or receivership or in a case for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Corporation of the funds and property in such special account and before crediting to the respective claims of the Trustee, the Securityholders and the holders of other indenture securities dividends on claims filed against the Corporation in bankruptcy or receivership or in a case for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in a case for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or a case for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee, the Securityholders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Securityholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

         Any Trustee who has resigned or been removed after the beginning of such three months' period shall be subject to the provisions of this subsection
(a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three months' period, it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:

                  (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as trustee, occurred after the beginning of such three months' period; and

                  (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

         (b) There shall be excluded from the operation of subsection (a) of this Section a creditor relationship arising from

                  (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                  (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property other than cash which shall at any time be subject to the lien, if any, of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the making thereof is given to the Securityholders at the time and in the manner provided in this Indenture;

                  (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, subscription agent, fiscal agent or depositary, or other similar capacity;

                  (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c) of this Section ;

                  (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Corporation; or

                  (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in subsection (c) of this Section .

         (c)  As used in this Section :

                  (1) The term "default" shall mean any failure to make payment in full of the principal of or interest upon any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable.

                  (2) The term "other indenture securities" shall mean securities upon which the Corporation is an obligor (as defined in the Trust Indenture Act of 1939) outstanding under any other indenture (A) under which the Trustee is also trustee, (B) which contains provisions substantially similar to the provisions of subsection (a) of this Section , and (C) under which a default exists at the time of the apportionment of the funds and property held in said special account.

                  (3) The term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

                  (4) The term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Corporation for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Corporation arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

                  (5) The term "Corporation" shall mean any obligor upon any of the Securities.


                                 ARTICLE EIGHT.

                         Concerning the Securityholders


         SECTION 8.01. Whenever in this Indenture it is provided that the holders of a majority or specified percentage in aggregate principal amount of the Securities of a particular series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the holders of such majority or specified percentage of that series have joined therein may be evidenced by any instrument or any number of instruments of similar tenor executed by such holders of Securities of that series in person or by agent or proxy appointed in writing.

         If the Corporation shall solicit from the Securityholders of any series any request, demand, authorization, direction, notice, consent, waiver or other action, the Corporation may, at its option, as evidenced by an Officers' Certificate, fix in advance a record date for such series for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Corporation shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of outstanding Securities of that series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the outstanding Securities of that series shall be computed as of the record date; provided that no such authorization, agreement or consent by such Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

         SECTION 8.02. Subject to the provisions of Section 7.01, proof of the execution of any instrument by a Securityholder (such proof will not require notarization) or his agent or proxy and proof of the holding by any person of any of the Securities shall be sufficient if made in the following manner:

         The fact and date of the execution by any such person of any instrument may be proved in any reasonable manner acceptable to the Trustee.

         The ownership of Securities shall be proved by the Security register of such Securities or by a certificate of the Security registrar thereof.

         The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

         SECTION 8.03. Prior to the due presentment for registration of transfer of any Security, the Corporation, the Trustee, any paying agent and any Security registrar may deem and treat the person in whose name such Security shall be registered upon the books of the Corporation as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notice of ownership or writing thereon made by anyone other than the Security registrar) for the purpose of receiving payment of or on account of the principal of, premium, if any, and (subject to Section 2.03) interest on such Security and for all other purposes; and neither the Corporation nor the Trustee nor any paying agent nor any Security registrar shall be affected by any notice to the contrary.

         SECTION 8.04. In determining whether the holders of the requisite aggregate principal amount of Securities of a particular series have concurred in any direction, consent or waiver under this Indenture, Securities of that series which are owned by the Corporation or any other obligor on the Securities of that series or by any person directly or indirectly controlling or controlled by or under common control with the Corporation or any other obligor on the Securities of that series shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities of such series which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section , if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Corporation or any such other obligor. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

         SECTION 8.05. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the holders of the majority or percentage in aggregate principal amount of the Securities of a particular series specified in this Indenture in connection with such action, any holder of a Security of that series which is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee, and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in exchange therefor or in place thereof, irrespective of whether or not any notation in regard thereto is made upon such Security. Any action taken by the holders of the majority or percentage in aggregate principal amount of the Securities of a particular series specified in this Indenture in connection with such action shall be conclusively binding upon the Corporation, the Trustee and the holders of all the Securities of that series.

         SECTION 8.06 Whenever this Indenture provides for (i) any action by, or the determination of any of the rights of, holders of Securities of any series in which not all of such Securities are denominated in the same coin or currency, or (ii) any distribution to holders of Securities, in the absence of any provision to the contrary in this Indenture, the form of Security of any particular series or the Board Resolution and accompanying Officers' Certificate establishing such series, any amount in respect of any Security denominated in a coin or currency other than Dollars shall be computed for any such action or distribution by converting such coin or currency into Dollars based upon the rate of exchange in effect at the office of (a) a major financial institution chosen by the Trustee or (b) the Trustee in New York, New York, in each case as of the record date of such series (if any) for such action, determination of rights or distribution (or, if there shall be no applicable record date, such other date reasonably proximate to the date of such action, determination of rights or distribution), as the Corporation may specify in a written notice to the Trustee or, in the absence of such written notice, as the Trustee may determine.

                                  ARTICLE NINE.

                            Supplemental Indentures.


         SECTION 9.01. In addition to any supplemental indenture otherwise authorized by this Indenture the Corporation, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as then in effect), without the consent of the Securityholders, for one or more of the following purposes:

                  (a) to evidence the succession of another corporation to the Corporation, and the assumption by any such successor of the covenants of the Corporation contained herein or otherwise established with respect to the Securities; or

                  (b) to add to the covenants of the Corporation such further covenants, restrictions, conditions or provisions for the protection of the holders of the Securities of all or any series as the Board of Directors of the Corporation and the Trustee shall consider to be for the protection of the holders of Securities of all or any series, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions, conditions or provisions a default or an Event of Default with respect to such series permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the holders of a majority in aggregate principal amount of the Securities of such series to waive such default; or

                  (c) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture as shall not be inconsistent with the provisions of this Indenture and shall not adversely affect the interests of the holders of the Securities of any series; or

                  (d) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision.

         The Trustee is hereby authorized to join with the Corporation in the execution of any such supplemental indenture, and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any supplemental indenture authorized by the provisions of this Section may be executed by the Corporation and the Trustee without the consent of the holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 9.02.

         SECTION 9.02. With the consent (evidenced as provided in Section 8.01) of the holders of not less than a majority in aggregate principal amount of the Securities of each series affected by such supplemental indenture or indentures at the time outstanding, the Corporation, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of such supplemental indenture or of modifying in any manner the rights of the holders of the Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Securities of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, without the consent of the holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of each Security then outstanding and affected thereby.

         Upon the request of the Corporation, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders required to consent thereto as aforesaid, the Trustee shall join with the Corporation in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture.

         It shall not be necessary for the consent of the Securityholders of any series affected thereby under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Promptly after the execution by the Corporation and the Trustee of any supplemental indenture pursuant to the provisions of this Section , the Trustee shall transmit by mail, first class postage prepaid, a notice, setting forth in general terms the substance of such supplemental indenture, to the Securityholders of all series affected thereby as their names and addresses appear upon the Security register. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 9.03. Upon the execution of any supplemental indenture pursuant to the provisions of this Article or of Section 10.01, this Indenture shall, with respect to such series, be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Corporation and the holders of Securities of the series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 9.04. Securities of any series, affected by a supplemental indenture, authenticated and delivered after the execution of such supplemental indenture pursuant to the provisions of this Article or of Section 10.01, may bear a notation in form approved by the Trustee, provided such form meets the requirements of any exchange upon which such series may be listed, as to any matter provided for in such supplemental indenture. If the Corporation or the Trustee shall so determine, new Securities of that series so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Corporation, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Corporation, authenticated by the Trustee and delivered in exchange for the Securities of that series then outstanding.

         SECTION 9.05. The Trustee, subject to the provisions of Section 7.01, may receive an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article is authorized or permitted by, and conforms to, the terms of this Article and that it is proper for the Trustee under the provisions of this Article to join in the execution thereof.


                                  ARTICLE TEN.

                         Consolidation, Merger and Sale.


         SECTION 10.01. Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Corporation with or into any other corporation or corporations (whether or not affiliated with the Corporation), or successive consolidations or mergers in which the Corporation or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or other disposition of the property of the Corporation or its successor or successors as an entirety, or substantially as an entirety, to any other corporation (whether or not affiliated with the Corporation or its successor or successors) authorized to acquire and operate the same; provided, however, and the Corporation hereby covenants and agrees that, upon any such consolidation, merger, sale, conveyance, transfer or other disposition, the due and punctual payment of the principal of (premium, if any) and interest on all of the Securities of all series in accordance with the terms of each series, according to their tenor, and the due and punctual performance and observance of all the covenants and conditions of this Indenture with respect to each series to be kept or performed by the Corporation, shall be expressly assumed, by supplemental indenture (which shall conform to the provisions of the Trust Indenture Act of 1939 as then in effect) satisfactory in form to the Trustee executed and delivered to the Trustee by the corporation formed by such consolidation, or into which the Corporation shall have been merged, or by the corporation which shall have acquired such property.

         SECTION 10.02. In case of any such consolidation, merger, sale, conveyance, transfer or other disposition and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of, premium, if any, and interest on all of the Securities of all series outstanding and the due and punctual performance of all of the covenants and conditions of this Indenture or established with respect to each series of the Securities pursuant to Section 2.01 to be performed by the Corporation with respect to each series, such successor corporation shall succeed to and be substituted for the Corporation, with the same effect as if it had been named herein as the party of the first part. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Corporation or any other predecessor obligor on the Securities any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Corporation and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Corporation, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Corporation to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

         In case of any such consolidation, merger, sale, conveyance, transfer or other disposition such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

         Nothing contained in this Indenture or in any of the Securities shall prevent the Corporation from merging into itself or acquiring by purchase or otherwise all or any part of the property of any other corporation (whether or not affiliated with the Corporation).

         SECTION 10.03. The Trustee, subject to the provisions of Section 7.01, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance, transfer or other disposition, and any such assumption, comply with the provisions of this Article.


                                 ARTICLE ELEVEN.

                    Satisfaction and Discharge of Indenture;
                                Unclaimed Moneys.


         SECTION 11.01. If at any time: (a) the Corporation shall have delivered to the Trustee for cancellation all Securities of a series theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.07) and Securities for whose payment money or Governmental Obligations has theretofore been deposited in trust or segregated and held in trust by the Corporation (and thereupon repaid to the Corporation or discharged from such trust, as provided in Section 11.05); or (b) all such Securities of a particular series not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Corporation shall deposit or cause to be deposited with the Trustee as trust funds the entire amount in moneys or Governmental Obligations sufficient; or (c) a combination thereof, sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay at maturity or upon redemption all Securities of that series not theretofore delivered to the Trustee for cancellation, including principal (and premium, if any) and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if the Corporation shall also pay or cause to be paid all other sums payable hereunder with respect to such series by the Corporation, then this Indenture shall thereupon cease to be of further effect with respect to such series except for the provisions of Sections 2.05, 2.07, 4.02 and 7.10, which shall survive until the date of maturity or redemption date, as the case may be, and Sections 7.06 and 11.05 which shall survive to such date and thereafter, and the Trustee, on demand of the Corporation and at the cost and expense of the Corporation, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to such series.

         SECTION 11.02 If at any time all such Securities of a particular series not heretofore delivered to the Trustee for cancellation or which have not become due and payable as described in Section 11.01 shall have been paid by the Corporation by depositing irrevocably with the Trustee as trust funds moneys or an amount of Governmental Obligations sufficient to pay at maturity or upon redemption all Securities of that series not theretofore delivered to the Trustee for cancellation, including principal (and premium, if any) and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if the Corporation shall also pay or cause to be paid all other sums payable hereunder by the Corporation with respect to such series, then after the date such moneys or Governmental Obligations, as the case may be, are deposited with the Trustee the obligations of the Corporation under this Indenture with respect to such series shall cease to be of further effect except for the provisions of Sections 2.05, 2.07, 4.02, 7.06, 7.10 and 11.05 hereof which shall survive until such Securities shall mature and be paid. Thereafter, Sections 7.06 and 11.05 shall survive.

         SECTION 11.03. All moneys or Governmental Obligations deposited with the Trustee pursuant to Sections 11.01 or 11.02 shall be held in trust and shall be available for payment as due, either directly or through any paying agent (including the Corporation acting as its own paying agent), to the holders of the particular series of Securities for the payment or redemption of which such moneys or Governmental Obligations have been deposited with the Trustee.

         SECTION 11.04. In connection with the satisfaction and discharge of this Indenture all moneys or Governmental Obligations then held by any paying agent under the provisions of this Indenture shall, upon demand of the Corporation, be paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys or Governmental Obligations.

         SECTION 11.05. Any moneys or Governmental Obligations deposited with any paying agent or the Trustee for payment of principal of or premium or interest on the Securities of a particular series that are not applied but remain unclaimed by the holders of such Securities for at least two years after the date upon which the principal of (and premium, if any) or interest on such Securities shall have respectively become due and payable, shall be repaid to the Corporation on May 31 of each year; and thereupon the paying agent and the Trustee shall be released from all further liability with respect to such moneys or Governmental Obligations, and the holder of any of the Securities entitled to receive such payment shall thereafter look only to the Corporation for the payment thereof.

                                 ARTICLE TWELVE.

                Immunity of Incorporators, Stockholders, Officers
                                 and Directors.


         SECTION 12.01. No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Corporation or of any predecessor or successor corporation, either directly or through the Corporation or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors as such, of the Corporation or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Securities.


                                ARTICLE THIRTEEN.

                               Sundry Provisions.


         SECTION 13.01. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Corporation shall bind its successors and assigns, whether so expressed or not.

         SECTION 13.02. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Corporation shall and may be done and performed with like force and effect by the corresponding board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Corporation.

         SECTION 13.03. The Corporation by instrument in writing executed by authority of two-thirds of its Board of Directors and delivered to the Trustee may surrender any of the powers reserved to the Corporation and thereupon such power so surrendered shall terminate both as to the Corporation and as to any successor corporation.

         SECTION 13.04. Except as otherwise expressly provided herein any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities to or on the

Corporation may be given or served by being deposited postage prepaid in a post-office letterbox addressed (until another address is filed in writing by the Corporation with the Trustee), as follows: GTE Corporation, One Stamford Forum, Stamford, Connecticut 06904, Attention: Secretary. Any notice, election, request or demand by the Corporation or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the Corporate Trust Office of the Trustee.

         Except as otherwise expressly provided herein, any notice which by any provision of this Indenture is required or permitted to be given or served by the Company or by the Trustee to or on any Securityholder may be given or served by being deposited, postage prepaid, in a post-office letterbox addressed to such holder at his or her address as it appears in the Security register. Neither the failure to mail any such notice, nor any defect in any notice so mailed, to any particular Securityholder shall affect the sufficiency of such notice with respect to other Securityholders.

         SECTION 13.05. This Indenture and each Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State, without regard to conflicts of laws principles.

         SECTION 13.06. Upon any application or demand by the Corporation to the Trustee to take any action under any of the provisions of this Indenture, the Corporation shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent required of the Corporation provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

         Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant in this Indenture (other than the Certificate provided pursuant to Section 5.03(d) of this Indenture) shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         SECTION 13.07. In any case where the date of maturity of interest or principal of any Security or the date of redemption of any Security shall not be a business day then payment of interest or principal (and premium, if any) may be made on the next succeeding business day with the same force and effect as if made on the nominal date of maturity or redemption, and no interest shall accrue for the period after such nominal date.

         SECTION 13.08. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, as amended, such imposed duties shall control.

         SECTION 13.09. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

         SECTION 13.10. In case any one or more of the provisions contained in this Indenture or in the Securities of any series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Securities, but this Indenture and such Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

         THE BANK OF NEW YORK hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.


         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and the Corporation's corporate seal to be hereunto affixed and attested, all as of the day and year first above written.



                                      GTE CORPORATION



                                      By  DAN J. COHRS
                                         ---------------------------------
                                          Dan J. Cohrs

CORPORATE SEAL


Attest:

                                      By  MARIANNE DROST
                                         ---------------------------------
                                          Marianne Drost







                                      THE BANK OF NEW YORK
                                           as Trustee



                                      By  MARY JANE MORRISSEY
                                         ---------------------------------
                                          Mary Jane Morrissey


CORPORATE SEAL


Attest:

                                      By  PAUL J. SCHMALZEL
                                         ---------------------------------
                                          Paul J. Schmalzel

STATE OF CONNECTICUT)
                        ss: Stamford
COUNTY OF FAIRFIELD )


         On the 8th day of January, in the year one thousand nine hundred ninety-seven, before me personally came Dan J. Cohrs to me known, who, being by me duly sworn, did depose and say that he resides at 5 Shields Lane, Darien, CT 06820; that he is Vice President and Treasurer of GTE CORPORATION, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                             SUSAN J. GUARCELLO
                                        ----------------------------------
                                             Susan J. Guarcello
                                                NOTARY PUBLIC
                                        My Commission Expires June 30, 2001
NOTARIAL SEAL





STATE OF NEW YORK   )
                        ss: New York
COUNTY OF NEW YORK  )


         On the 6th day of January, in the year one thousand nine hundred ninety-seven, before me personally came Mary Jane Morrissey, to me known, who, being by me duly sworn, did depose and say that she resides at 1320 Sunrise Avenue, Pt. Pleasant, NJ, that she is Vice President of THE BANK OF NEW YORK, one of the corporations described in and which executed the above instrument; that she knows the corporate seal of said corporation; that it was so affixed by authority of the Board of said corporation; and that she signed her name thereto by like authority.




                                               WILLIAM J. CASSELS
                                        ----------------------------------
                                               William J. Cassels
                                                 NOTARY PUBLIC
                                        My Commission Expires May 16, 1998
NOTARIAL SEAL


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